(ICON)

Prudential
Active
Balanced
Fund

ANNUAL
REPORT
Sept. 30, 1999

(LOGO)

A Message from the Fund's President                           November 18, 1999
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
The fiscal year ended September 30, 1999, was an excellent one for Prudential Active Balanced Fund. The 16.07% return of its Class A shares was well above the historical average for large-cap stocks. Moreover, the Fund's return was less volatile than a portfolio of stocks alone, which is the primary reason investors buy balanced funds. In the last quarter of 1998, when stock markets rebounded from their steep summer drop, the Fund's return did not rise as high, but it also held up better in the third quarter of 1999 when the S&P 500 fell 6%. The Fund's performance range was much narrower than stocks alone.

Its performance also was strong in comparison to other balanced funds--three-and-a-half percentage points above the Lipper Balanced Fund Average. Both its bonds and stocks beat their respective benchmarks. Active asset allocation also added value--the portfolio managers transferred funds from one asset class to another as the various markets rallied and fell in this turbulent fiscal year. Their models told them when overall market values got out of balance; they took advantage of the bargain opportunities when offered and reduced their exposure to stocks when markets looked extended.

The strong stock market gains of the last three years may have tempted many investors whose time horizon or temperament suits them poorly for occasional losses. Declining quarters, such as the third quarter of 1999, serve to remind us of the benefits of diversification. Bonds tend to hold up better in downturns. Investors who cannot accept the volatility of a portfolio consisting entirely of stocks, but who want to share in the inflation protection and growth potential of equity investing, have an excellent choice in Prudential Active Balanced Fund.

Sincerely,

John R. Strangfeld
President
The Prudential Investment Portfolios, Inc.

Performance Review
-------------------------------------------------------------------------------
(PHOTO) (PHOTO) (PHOTO)

Equity Portfolio Managers Mark S. Stumpp and James H. Scott, and Michael Lillard, team leader of the U.S. Liquidity team.

Investment Goals and Style
Prudential Active Balanced Fund seeks income and long-term growth of capital by investing in a portfolio of equity, fixed-income, and money market securities that is actively managed to take advantage of opportunities created by what we see as market misvaluations. The Fund's investments will be shifted among equity securities, fixed-income securities, and money market instruments to capitalize on such opportunities and to maximize the Fund's total investment return. Mark Stumpp and James Scott manage the asset allocation using a quantitative model. They also manage the stocks, using behavioral finance models to select securities they believe to be underpriced, but maintaining a risk profile like that of the S&P 500 Index. Prudential Investment's U.S. Liquidity Team manages the bonds. There can be no assurance that the Fund will meet its investment objective.

We moved well
We began our reporting period as the markets were rebounding from their steep decline in the summer of 1998. We were well above our neutral position in stocks, and the impact of the rebound was magnified by this overweight. As stocks moved up in price, we reduced our allocation, moving to a neutral one by year end and to an underweight by the end of the first quarter of 1999. This helped in the third quarter of 1999 when stocks generally declined. We held very little cash through most of the fiscal year, but rose above our neutral cash position at the end.

We held the leading growth stocks
We generally hold at least 175 different stocks and generally buy no more than
0.75 percentage points or less than their representation in the S&P 500 Index. Our goal is to limit the difference between our stock performance and that of the Index, while increasing the likelihood that our return will be higher than the Index. At the beginning of our reporting period, market gains were focused on a few key growth stocks. We emphasized the large-capitalization, growth-oriented stocks that then led the S&P 500 Index. In fact, companies like Microsoft, General Electric, and Wal-Mart were solid performers in the portfolio over the fiscal year. However, during the first quarter of 1999, their positive impact was offset by a decline of our value stocks, and we trailed the S&P 500 Index slightly. In the following quarter, value stocks shot ahead to lead the market, and ours drove us slightly ahead of our stock benchmark. In the last quarter of our fiscal year, the strength of our growth stocks supported our portfolio, as it held up better than the S&P 500 Index in a generally falling market. Over the full fiscal year, we benefited most from our stock selection in

Active Asset Allocation
Asset class has a greater impact on returns over the long term than selection of individual securities. We use quantitative models to determine which market sectors offer the best opportunities. Using companies' earnings expectations and stock prices, we compare the expected returns on stocks with the interest rates on bonds. We try to increase the proportion of the type of securities that offer the best value at any time, monitoring our allocation daily. We implement most of these allocation changes with stock and bond futures contracts because it is quicker and less expensive than trading the actual securities. Our neutral position is 57.5% stocks, 40% bonds, and 2.5% cash.

the strongly rising quarter that began our reporting period and in the declining market that ended it.

Our bonds had a positive return in a difficult period
The Lehman Aggregate Bond Index posted a negative return for the year, but our portfolio came in slightly positive. Bonds rose only marginally by the end of 1998, but investors had retreated from other securities to U.S. Treasury bonds in the summer panic. Corporate bonds performed better in the fall, as investors' confidence returned and demand for a higher yield increased. We had a significantly larger representation of corporate bonds than our benchmark. These corporate bonds and our focus on higher-grade bonds contributed to our superior bond return. Our modest overweight in mortgage-backed securities also helped.

Looking Ahead
Stocks are expensive
At the end of our reporting period, our quantitative model recommended a lower equity allocation than normal. This year's increase in interest rates and stock prices led us to favor bonds over stocks in making adjustments from our normal risk profile. However, the degree of market overvaluation varies considerably from day to day.

Performance at a Glance

Cumulative Total Returns1                         As of 9/30/99

                                   One         Five         Since
                                   Year        Years      Inception2
Class A                           16.07%        N/A          39.00%
Class B                           15.12         N/A          36.08
Class C                           15.12         N/A          36.08
Class Z                           16.32        85.05%       106.67
Lipper Balanced Fund Avg3         12.56        96.33         ***

Average Annual Total Returns1                            As of 9/30/99

                                   One         Five         Since
                                   Year        Years      Inception2
Class A                           10.27%        N/A          10.08%
Class B                           10.12         N/A          10.38
Class C                           12.97         N/A          10.85
Class Z                           16.32        13.10%        11.38

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, B, and C, 11/7/96; Class Z, 1/4/93.

3 Lipper average returns are for all funds in each share class for the one- and five-year periods in the Balanced Fund category. The Lipper average is unmanaged. Balanced funds are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

***Lipper Since Inception returns are 42.02% for Class A, B, and C; and 115.21% for Class Z, based on all funds in each share class.

Review Cont'd.
-------------------------------------------------------------------------------

The uncertainty about interest-rate direction and the slowing U.S. economy have led us to increase our cash position to slightly above neutral.

Our stock portfolio emphasizes--within the limits we describedearlier-- electronic technology, finance, technology services, manufacturers, and retailers. We are underrepresenting health technology and consumer nondurables. Our bond holdings favor corporate and mortgage-backed bonds because we believe they continue to offer an attractively greater return in a generally healthy economy.

Additional Performance Tracking Tools
You can access comprehensive information about the performance of your Prudential mutual funds 24 hours a day through our Web site and automated phone service. At www.prudential.com/investing, you'll find the daily closing values, changes from the previous day, and quarterly performance for all of our retail mutual funds. Other available resources include daily, monthly, and quarterly market commentary.

Prudential is committed to meeting shareholders' needs. That is why we continue to upgrade and make improvements to our Web site. Please send us your comments about how we can continue to improve our site to meet your needs.

Daily fund values are also a toll-free call away from any touch-tone phone. Call (800) 225-1852 and follow the voice prompts to obtain mutual fund closing values and yields. You can even set up a personalized "watch list" to track specific Prudential mutual funds.

Mutual Fund Automated Service: (800) 225-1852

Main Menu                  Submenus
1. Account information     1. Account balance
                           2. Transactions
                           3. Order forms
2. Prices and yields
3. Transactions
4. Order checks and statements
5. PIN change

Five Largest Equity Holdings
Expressed as a percentage of net assets as of 9/30/99

Microsoft Corporation          1.9%
Computer Software & Services
General Electric Co.           1.6
Diversified Operations
Wal-Mart Stores, Inc.          1.0
Retail
CISCO Systems, Inc.            1.0
Networking
IBM Corp.                      0.9
Computer Systems/Peripherals

Portfolio Composition
Expressed as a percentage of net assets as of 9/30/99
Bonds                            44.0%

Equity:
Electronic Tech & Services       11.8
Finance                           7.3
Producer Manufacturing            4.4
Utilities                         4.4
Health Services & Technology      4.1
Consumer Durables & Nondurables   3.5
Retail Trade                      3.5
Process Industries                2.3
Consumer Services                 1.7
Transportation                    0.9
Commercial Services               0.7
Energy & Nonenergy Minerals       0.1
Cash & Equivalents               11.3*

* Primarily collateral for stock and bond futures contracts used to manage asset allocation.

Portfolio of Investments as     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999           PRUDENTIAL ACTIVE BALANCED FUND
------------------------------------------------------------

Shares      Description                             Value (Note 1)
----------------------------------------------------------------
LONG-TERM INVESTMENTS--73.3%
COMMON STOCKS--44.7%
----------------------------------------------------------------
Aerospace/Defense--0.9%
    5,900   Allied Signal, Inc.                      $     353,631
    5,500   Boeing Co.                                     234,438
    3,600   General Dynamics Corp.                         224,775
    1,600   Lockheed Martin Corp.                           52,300
    3,000   Raytheon Co.                                   148,875
    5,200   United Technologies Corp.                      308,425
                                                     -------------
                                                         1,322,444
------------------------------------------------------------
Airlines--0.5%
    2,500   Alaska Air Group, Inc. (a)                     101,719
    5,900   America West Holdings Corp.                    102,144
    3,300   AMR Corp.                                      179,850
    4,500   Delta Airlines, Inc.                           218,250
    1,350   Southwest Airlines Co.                          20,503
    1,800   UAL Corp. (a)                                  117,562
                                                     -------------
                                                           740,028
------------------------------------------------------------
Appliances--0.1%
    5,700   Maytag Corp.                                   189,881
------------------------------------------------------------
Automobiles & Trucks--0.9%
    4,500   Arvin Industries, Inc.                         139,219
   12,900   Ford Motor Co.                                 647,419
    3,600   General Motors Corp.                           226,575
    6,900   PACCAR, Inc.                                   351,037
                                                     -------------
                                                         1,364,250
------------------------------------------------------------
Advertising
    1,000   Interpublic Group of Companies, Inc.            41,125
------------------------------------------------------------
Automotive Parts--0.2%
    7,000   TRW, Inc.                                      348,250
------------------------------------------------------------
Banking--1.7%
    5,994   Bank One Corp.                                 208,666
    4,620   Charter One Financial, Inc.                    106,838
    3,900   Chase Manhattan Corp.                          293,962
    1,400   Dime Bancorp, Inc.                              24,500
    6,200   First Union Corp.                              220,487
      836   Firstar Corp.                            $      21,423
   11,400   Fleet Financial Group, Inc.                    417,525
   13,900   Hibernia Corp.                                 161,587
    3,500   Huntington Bancshares, Inc.                     92,969
   13,600   KeyCorp                                        351,050
    1,500   Pacific Century Financial Corp.                 30,656
    3,900   PNC Bank Corp.                                 205,481
    3,200   Regions Financial Corp.                         96,000
    3,000   Suntrust Banks, Inc.                           197,250
    1,000   U.S. Bancorp                                    30,188
                                                     -------------
                                                         2,458,582
------------------------------------------------------------
Beverages--0.6%
    2,600   Anheuser-Busch Companies, Inc.                 182,162
    7,900   Coca-Cola Co.                                  379,694
    8,500   PepsiCo, Inc.                                  257,125
                                                     -------------
                                                           818,981
------------------------------------------------------------
Building & Construction
    1,600   Masco Corp.                                     49,600
------------------------------------------------------------
Business Services--0.2%
    4,400   Omnicom Group, Inc.                            348,425
------------------------------------------------------------
Chemicals--0.3%
      500   Air Products & Chemicals, Inc.                  14,531
    1,100   Dow Chemical Co.                               124,987
      100   E.I. Du Pont de Nemours & Co.                    6,088
    1,100   Octel Corp. (a)                                 12,375
      400   Praxair, Inc.                                   18,400
   11,000   Schulman (A.), Inc.                            190,437
      300   Union Carbide Corp.                             17,044
      800   Waters Corp. (a)                                48,450
                                                     -------------
                                                           432,312
------------------------------------------------------------
Computer Services--0.2%
    2,500   Electronic Data Systems Corp.                  132,344
    2,000   First Data Corp.                                87,750
    1,000   Unisys Corp. (a)                                45,125
                                                     -------------
                                                           265,219

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL ACTIVE BALANCED FUND
------------------------------------------------------------

Shares      Description                             Value (Note 1)
-----------------------------------------------------------------
Computer Software & Services--5.5%
      800   Adobe Systems, Inc.                      $      90,800
    6,500   America Online, Inc. (a)                       676,000
    7,200   BMC Software Inc. (a)                          515,250
    6,200   Citrix Systems, Inc. (a)                       384,012
   10,300   Computer Associates International,
              Inc.                                         630,875
      600   Compuware Corp. (a)                             15,638
    2,950   Comverse Technology, Inc. (a)                  278,222
    4,500   DST Systems, Inc. (a)                          255,937
   10,100   EMC Corp.                                      721,519
   30,900   Microsoft Corp. (a)                          2,798,381
   12,400   Oracle Systems Corp. (a)                       564,200
      300   Siebel Systems, Inc. (a)                        19,988
    7,900   Sun Microsystems, Inc. (a)                     734,700
    9,400   Teradyne, Inc. (a)                             331,350
                                                     -------------
                                                         8,016,872
------------------------------------------------------------
Computer Systems/Peripherals--1.5%
    3,400   Apple Computer, Inc. (a)                       215,262
    4,200   Dell Computer Corp. (a)                        175,613
    4,000   Hewlett-Packard Co.                            368,000
   11,300   International Business Machines Corp.        1,371,537
                                                     -------------
                                                         2,130,412
------------------------------------------------------------
Cosmetics/Toiletries--0.1%
    3,000   Colgate-Palmolive Co.                          137,250
------------------------------------------------------------
Distribution/ Wholesalers--0.1%
      900   Costco Wholesale Corp.                          64,800
------------------------------------------------------------
Diversfied Consumer Products--0.9%
    9,800   Procter & Gamble Co.                           918,750
    1,000   Ralston-Purina Group                            27,812
    5,717   Unilever NV                                    389,471
                                                     -------------
                                                         1,336,033
------------------------------------------------------------
Diversified Operations--1.6%
   20,300   General Electric Co.                         2,406,819
------------------------------------------------------------
Diversified Manufacturing--0.5%
    1,000   Corning Inc.                                    68,562
    3,900   Eaton Corp.                                    336,619
    3,800   Harsco Corp.                                   104,975
    1,200   Illinois Tool Works Inc.                 $      89,475
      600   PPG Industries, Inc.                            36,000
      500   Textron, Inc.                                   38,688
    3,400   Trinity Industries, Inc.                       104,975
                                                     -------------
                                                           779,294
------------------------------------------------------------
Electrical Utilities--1.5%
      200   American Electric Power Co., Inc.                6,825
    5,500   Central & South West Corp.                     116,187
    2,600   Consolidated Edison, Inc.                      107,900
    2,200   Dominion Resources, Inc.                        99,275
    3,300   DTE Energy Co.                                 119,212
    3,400   Duke Energy Corp.                              187,425
   12,400   Entergy Corp.                                  358,825
    7,200   Florida Progress Corp.                         333,000
    7,500   GPU, Inc.                                      244,687
    2,696   PP & L Resources, Inc.                          72,961
   15,000   Public Service Company of New Mexico           273,750
    2,500   Public Service Enterprise Group Inc.            96,563
    6,100   Southern Co.                                   157,075
                                                     -------------
                                                         2,173,685
------------------------------------------------------------
Electrical Services--0.1%
    5,900   Edison International                           143,444
------------------------------------------------------------
Electronic Components--1.8%
    2,200   Emerson Electric Co.                           139,012
   18,300   Intel Corp.                                  1,359,919
    5,500   KLA-Tencor Corp. (a)                           357,500
    3,400   Motorola, Inc.                                 299,200
    6,300   Solectron Corp. (a)                            452,419
      700   Xilinx, Inc. (a)                                45,872
                                                     -------------
                                                         2,653,922
------------------------------------------------------------
Financial Services--4.2%
      500   Allmerica Financial Corp.                       23,813
    5,800   AMBAC Financial Group, Inc.                    274,775
    3,300   American Express Co.                           444,262
    9,060   BankAmerica Corp.                              504,529
    8,600   Bear Stearns Companies, Inc.                   330,563
    7,900   Charles Schwab Corp.                           266,131
   19,425   Citigroup Inc.                                 854,700
    6,800   Countrywide Credit Industries, Inc.            219,300
    5,700   Federal Home Loan Mortgage Corp.               296,400
    7,400   Federal National Mortgage Assoc.               463,887
    3,800   Golden West Financial Corp.                    373,350

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL ACTIVE BALANCED FUND
------------------------------------------------------------

Shares      Description                             Value (Note 1)
------------------------------------------------------------------
Financial Services (cont'd.)
    1,900   Lehman Brothers Holdings, Inc.           $     110,794
    3,900   MBNA Corp.                                      88,969
      700   Merrill Lynch & Co., Inc.                       47,031
    3,600   Morgan (J.P.) & Co., Inc.                      411,300
    4,800   Morgan Stanley, Dean Witter & Co.              428,100
    3,600   PaineWebber Group, Inc.                        130,500
    4,700   Providian Financial Corp.                      372,181
    3,400   SLM Holding Corp.                              146,200
      700   The PMI Group, Inc.                             28,613
    9,300   Wells Fargo Co.                                368,512
                                                     -------------
                                                         6,183,910
------------------------------------------------------------
Food Distribution
    1,000   SYSCO Corp.                                     35,063
------------------------------------------------------------
Foods--0.6%
   10,914   Archer-Daniels Midland Co.                     133,014
    6,700   ConAgra, Inc.                                  151,169
    2,700   General Mills, Inc.                            219,037
    1,500   H.J. Heinz Co.                                  64,500
    1,600   Kellogg Co.                                     59,900
      300   Nabisco Group Holdings Corp.                     4,500
    4,200   Sara Lee Corp.                                  98,438
    3,400   Suiza Foods Corp. (a)                          127,500
                                                     -------------
                                                           858,058
------------------------------------------------------------
Health Care Services--0.1%
      700   American Home Products Corp.                    29,050
    1,900   United Healthcare Corp.                         92,506
                                                     -------------
                                                           121,556
------------------------------------------------------------
Home Furnishings--0.1%
    4,000   Springs Industries, Inc.                       135,750
------------------------------------------------------------
Hospital Management
    2,200   Columbia/HCA Healthcare Corp.                   46,613
------------------------------------------------------------
Hotels & Leisure
      600   Marriott International, Inc.                    19,613
------------------------------------------------------------
Human Resources--0.1%
    7,000   Kelly Services, Inc.                           210,875
Insurance--1.4%
   14,400   Allstate Corp.                           $     359,100
   10,800   American International Group, Inc.             938,925
    2,000   CIGNA Corp.                                    155,500
    2,700   Hartford Financial Services Group              110,362
    1,200   Marsh & McLennan Cos., Inc.                     82,200
   12,900   Old Republic International Corp.               186,244
    4,000   SAFECO Corp.                                   112,000
    2,600   Torchmark Corp.                                 67,275
                                                     -------------
                                                         2,011,606
------------------------------------------------------------
Leisure & Tourism--0.1%
    3,200   Carnival Corp.                                 139,200
------------------------------------------------------------
Machinery & Equipment--0.3%
    2,900   Caterpillar, Inc.                              158,956
      700   Deere & Co.                                     27,081
      600   Dover Corp.                                     24,525
      500   Ingersoll-Rand Co.                              27,469
    8,800   MagneTek, Inc. (a)                              78,650
      700   Rockwell International Corp.                    36,750
    2,400   Tecumseh Products Co.                          120,300
                                                     -------------
                                                           473,731
------------------------------------------------------------
Measuring & Control Instruments
      500   Honeywell Inc.                                  55,657
      100   Johnson Controls, Inc.                           6,631
                                                     -------------
                                                            62,288
------------------------------------------------------------
Media & Communications--0.5%
    1,300   Gannett Co., Inc.                               89,944
      600   McGraw-Hill Companies, Inc.                     29,025
    3,800   Time Warner Inc.                               230,850
    5,100   Univision Communications Inc. (a)              415,012
                                                     -------------
                                                           764,831
------------------------------------------------------------
Medical Products & Services--1.6%
    1,300   Baxter International Inc.                       78,325
    4,700   Johnson & Johnson Co.                          431,812
   13,800   Schering-Plough Corp.                          602,025
    8,500   Tyco International Ltd.                        877,625
    6,100   Warner-Lambert Co.                             404,888
                                                     -------------
                                                         2,394,675

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999          PRUDENTIAL ACTIVE BALANCED FUND
------------------------------------------------------------

Shares      Description                             Value (Note 1)
-------------------------------------------------------------------
Medical Technology--0.6%
    9,600   Abbott Laboratories                      $     352,800
    5,000   Amgen, Inc. (a)                                407,500
      700   Biogen, Inc.(a)                                 55,169
      900   Genzyme Corp.                                   40,556
      500   VISX, Inc. (a)                                  39,547
                                                     -------------
                                                           895,572
------------------------------------------------------------
Metals Processing--0.1%
    3,100   Precision Castparts Corp.                       94,550
------------------------------------------------------------
Networking--1.0%
   21,300   Cisco Systems, Inc. (a)                      1,460,381
------------------------------------------------------------
Office Equipment & Supplies--0.1%
    1,100   Pitney Bowes Inc.                               67,031
------------------------------------------------------------
Oil & Gas Equipment & Services--0.1%
    3,600   Enron Corp.                                    148,500
------------------------------------------------------------
Oil & Gas Exploration/Production--1.2%
    2,300   Atlantic Richfield Co.                         203,837
    4,800   Coastal Corp.                                  196,500
    1,000   Kerr-McGee Corp.                                55,063
    2,000   Phillips Petroleum Co.                          97,500
   16,500   Royal Dutch Petroleum Co.                      974,531
    3,100   Texaco, Inc.                                   195,688
    2,800   USX - Marathon Group                            81,900
                                                     -------------
                                                         1,805,019
------------------------------------------------------------
Oil & Gas Services--1.1%
    3,800   Amerada Hess Corp.                             232,750
    4,400   Chevron Corp.                                  390,500
    8,800   Exxon Corp.                                    668,250
    2,600   Mobil Corp.                                    261,950
                                                     -------------
                                                         1,553,450
------------------------------------------------------------
Paper & Packaging
      500   Fort James Corp.                                13,344
------------------------------------------------------------
Paper & Forest Products--0.4%
      100   Champion International Corp.                     5,137
    5,200   Georgia-Pacific Group                          210,600
    1,900   International Paper Co.                         91,319
      800   Weyerhaeuser Co.                                46,100
    3,800   Willamette Industries, Inc.                    163,875
                                                     -------------
                                                           517,031
Pharmaceuticals--1.8%
      900   Allergan, Inc.                           $      99,000
   13,000   Bristol-Myers Squibb Co.                       877,500
      700   Eli Lilly & Co.                                 44,800
   17,000   Merck & Co., Inc.                            1,101,813
   13,900   Pfizer, Inc.                                   499,531
                                                     -------------
                                                         2,622,644
------------------------------------------------------------
Photography--0.1%
    1,600   Eastman Kodak Co.                              120,700
------------------------------------------------------------
Precious Metals
      700   Barrick Gold Corp.                              15,225
------------------------------------------------------------
Printing & Publishing--0.4%
    2,100   Knight-Ridder, Inc.                            115,237
    3,600   Lexmark International Group, Inc. (a)          289,800
      900   New York Times Co.                              33,750
    2,800   Tribune Co.                                    139,300
                                                     -------------
                                                           578,087
------------------------------------------------------------
Railroads--0.1%
    5,800   Canadian National Railway Co.                  175,813
------------------------------------------------------------
Retail--3.6%
    7,200   Abercrombie & Fitch Co. (a)                    245,250
    1,800   Bed Bath & Beyond Inc. (a)                      62,888
    2,600   Best Buy Co., Inc. (a)                         161,362
   10,800   Circuit City Stores-Circuit City Group         455,625
    1,700   CVS Corp.                                       69,381
    2,200   Dayton-Hudson Corp.                            132,138
    5,000   Federated Department Stores, Inc. (a)          218,437
   10,975   Gap, Inc.                                      351,200
   12,800   Home Depot, Inc.                               878,400
   16,700   Kmart Corp.(a)                                 195,181
    4,300   Kohl's Corp. (a)                               284,337
    1,300   May Department Stores Co.                       47,369
    6,700   McDonald's Corp.                               288,100
    2,500   Safeway Inc. (a)                                95,156
    1,600   Sears, Roebuck & Co.                            50,200
    1,000   TJX Companies, Inc.                             28,063
      200   Tricon Global Restaurants, Inc. (a)              8,188
   31,700   Wal-Mart Stores, Inc.                        1,507,731
    5,000   Walgreen Co.                                   126,875
      100   Winn-Dixie Stores, Inc.                          2,969
                                                     -------------
                                                         5,208,850

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as          THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999                PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------

Shares      Description                             Value (Note 1)
--------------------------------------------------------------------
Steel & Metals--0.1%
    5,700   Carpenter Technology Corp.               $     139,650
------------------------------------------------------------
Telecommunication Services--2.9%
    8,900   Ameritech Corp.                                597,969
   22,350   AT&T Corp.                                     972,225
    8,500   Bell Atlantic Corp.                            572,156
    4,800   BellSouth Corp.                                216,000
      750   CenturyTel, Inc.                                30,469
      820   Global Crossing Ltd. (a)                        21,730
    8,100   GTE Corp.                                      622,687
    5,875   MCI WorldCom, Inc. (a)                         422,266
   11,600   SBC Communications, Inc.                       592,325
    4,000   Sprint Corp.                                   217,000
                                                     -------------
                                                         4,264,827
------------------------------------------------------------
Telecommunications Equipment--1.9%
      400   General Instrument Corp. (a)                    19,250
   13,700   Lucent Technologies, Inc.                      888,787
   15,800   Nortel Networks Corp.                          805,800
    3,000   QUALCOMM, Inc. (a)                             567,563
    7,600   Tellabs, Inc. (a)                              432,725
                                                     -------------
                                                         2,714,125
------------------------------------------------------------
Textile-Apparel Manufacturing--0.2%
   25,300   Burlington Industries, Inc. (a)                112,269
   11,300   Unifi, Inc. (a)                                124,300
                                                     -------------
                                                           236,569
------------------------------------------------------------
Tobacco--0.6%
   18,800   Philip Morris Co., Inc.                        642,725
    4,100   Universal Corp.                                107,113
    5,900   UST, Inc.                                      178,106
                                                     -------------
                                                           927,944
------------------------------------------------------------
Transportation/Trucking/Shipping--0.2%
    2,000   Arnold Industries, Inc.                         25,250
    7,700   Burlington Northern, Inc.                      211,750
    1,200   FDX Corp. (a)                            $      46,500
      100   Kansas City Southern Industries, Inc.            4,644
    1,000   Union Pacific Corp.                             48,062
                                                     -------------
                                                           336,206
            Total common stocks
              (cost $57,888,147)                        65,574,915
                                                     -------------
------------------------------------------------------------
Moody's     Principal
Rating      Amount
(Unaudited) (000)
------------------------------------------------------------
DEBT OBLIGATIONS--28.6%
CORPORATE BONDS--14.0%
------------------------------------------------------------
Aerospace/Defense--1.3%
A1           $    700(d) Boeing Inc., Deb.
                           8.10%, 11/15/2006               739,410
Baa3              700(d) Northrop Grumman Corp.,
                           Deb.
                           7.75%, 3/1/2016                 679,000
Baa1              500(d) Raytheon Co., Note
                           6.30%, 3/15/2005                482,145
                                                      ------------
                                                         1,900,555
------------------------------------------------------------
Airlines--0.2%
Baa3              225    Delta Air Lines, Inc.,
                           Deb.
                           9.75%, 5/15/2021                255,460
------------------------------------------------------------
Asset Backed Securities--1.6%
Aaa               500    Citibank Credit Card
                           Master Trust I, Class A
                           5.875%, 3/10/2011               459,685
Aaa             1,500(d) Citibank Credit Card
                           Master Trust, Cl. A
                           6.05%, 1/15/2010              1,406,250
Aaa               500(d) MBNA Master Credit Card
                           Trust, Ser. C, Cl. A
                           6.45%, 2/15/2008                494,060
                                                      ------------
                                                         2,359,995
------------------------------------------------------------
Automobiles & Trucks--0.1%
A1                150(d) Ford Motor Co., Deb.
                           6.50%, 8/1/2018                 135,130

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL ACTIVE BALANCED FUND
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)
------------------------------------------------------------
Banking--2.1%
Aa2          $  1,000(d) BankAmerica Corp., MTN
                           7.125%, 5/12/2005          $  1,003,050
Aa3             1,000(d) Chase Manhattan Bank,
                           Sub. Note
                           7.00%, 6/1/2005                 997,300
A1                500(d) Citicorp, Sub. Note
                           7.125%, 9/1/2005                501,600
                         Deutsche Bank, Deb.
A1                160    6.70%, 12/13/2006                 154,640
A1                280(d) 7.50%, 4/25/2009                  281,532
Aa3               150    National Westminster Bank
                           PLC, Sub. Note
                           7.375%, 10/1/2009               149,824
                                                      ------------
                                                         3,087,946
------------------------------------------------------------
Beverages--0.1%
A2                100    Coca Cola Enterprises
                           Inc., Note
                           7.125%, 9/30/2009                99,667
------------------------------------------------------------
Building & Construction--0.5%
A3                800(d) Hanson Overseas BV, Sr.
                           Note
                           6.75%, 9/15/2005                786,088
------------------------------------------------------------
Consulting--0.3%
Baa1              400(d) Comdisco, Inc., Note
                           5.95%, 4/30/2002                387,656
------------------------------------------------------------
Financial Services--4.3%
Aa3               750(d) Associates Corp. North
                           America, Sr. Note
                           6.75%, 7/15/2001                754,635
A1                160    BCH Cayman Islands Ltd.,
                           Sub Note
                           7.70%, 7/15/2006                160,758
A2              1,000(d) Bear, Stearns & Co. Inc.,
                           Sr. Note
                           8.75%, 3/15/2004              1,064,270
A1                285(d) Ford Motor Credit Corp.,
                           Deb.
                           7.40%, 11/1/2046                272,460
A2           $    570(d) General Motors Acceptance
                           Corp., Sr. Note
                           6.75%, 2/7/2002            $    573,568
A1                700(d) Goldman, Sachs Group LP,
                           Note
                           7.25%, 10/1/2005                703,157
A3                400(d) Heller Financial Inc.,
                           Note
                           6.00%, 3/19/2004                383,520
A1                400(d) International Lease
                           Finance Corp., Note
                           6.00%, 5/15/2002                395,156
A1                100    Keycorp Capital III,
                           Capital Securities,
                           7.75%, 7/15/2029                 95,399
                         Lehman Brothers Holdings,
                           Inc., Notes
A3                240(d) 6.625%, 4/1/2004                  231,912
A3                130(d) 6.625%, 2/5/2006                  124,595
Aa3               500(d) Merrill Lynch & Co., MTN
                           6.02%, 5/11/2001                497,430
A1                520(d) Santander Finance
                           Issuances, Note
                           6.80%, 7/15/2005                507,848
Baa1              600(d) US West Capital Funding
                           Inc., Note
                           6.125%, 7/15/2002               586,668
                                                      ------------
                                                         6,351,376
------------------------------------------------------------
Foreign Government Bonds--0.1%
Aa3               120    Comunidad Autonoma De
                           Andalucia, Note
                           7.25%, 10/1/2029                118,416
------------------------------------------------------------
Leisure--0.1%
Baa1              175    Marriott International
                           Inc.,
                           Ser. C, Note
                           7.875%, 9/15/2009               174,661
------------------------------------------------------------
Media & Communications--0.7%
Baa3              300(d) News America Holdings,
                           Inc., Deb.
                           9.25%, 2/1/2013                 330,555
Baa3              600(d) Time Warner, Inc., Sr.
                           Note
                           9.125%, 1/15/2013               673,560
                                                      ------------
                                                         1,004,115

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL ACTIVE BALANCED FUND
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)
------------------------------------------------------------
Medical Products & Services--0.2%
Baa1         $    400(d) Tyco International Group,
                           Note
                           6.375%, 6/15/2005          $    386,508
------------------------------------------------------------
Oil & Gas Exploration/Production--0.6%
A2                700(d) Atlantic Richfield Co.,
                           Deb.
                           10.875%, 7/15/2005              837,445
------------------------------------------------------------
Oil & Gas Services
Baa1               50    Amerada Hess Corp., Note
                           7.875%, 10/1/2029                49,377
------------------------------------------------------------
Railroads
Baa3               50    Union Pacific Corp., Sr.
                           Note
                           7.375%, 9/15/2009                49,775
------------------------------------------------------------
Retail--0.4%
A3                565(d) Penney (J.C.) Co., Inc.,
                           MTN
                           7.05%, 5/23/2005                543,728
------------------------------------------------------------
Telecommunication Services--0.5%
                         GTE Corp.,
Baa1              220(d) 6.36%, 4/15/2006, Deb.            210,989
Baa1              210(d) 7.51%, 4/1/2009, Note             216,027
Baa1              330(d) Sprint Capital Corp., Note
                           6.875%, 11/15/2028              299,158
                                                      ------------
                                                           726,174
------------------------------------------------------------
Utilities--0.9%
A2                300(d) Hydro Quebec, Deb.
                           (Canada)
                           7.50%, 4/1/2016                 301,311
A2              1,000(d) Southern California Edison
                           Co., Note
                           6.50%, 6/1/2001               1,000,170
                                                      ------------
                                                         1,301,481
                         Total corporate bonds
                           (cost $21,457,973)           20,555,553
                                                      ------------
COLLATERALIZED MORTGAGE OBLIGATIONS--0.6%
Aaa          $    400    First Union-Lehman
                           Brothers Bank., Ser.
                           1998
                           6.56%, 11/18/2008          $    382,003
Aaa               500    LB Commercial Conduit
                           Mortgage Trust, Ser. C,
                           Class A
                           6.48%, 1/18/2008                472,856
                                                      ------------
                         Total collateralized
                           mortgage obligations
                           (cost $915,860)                 854,859
                                                      ------------
------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH OBLIGATIONS--10.8%
Aaa             1,000(c) Federal Home Loan Mortgage
                           Corp.,
                           7.00%, 12/1/2029                983,120
                         Federal National Mortgage
                           Assoc.,
Aaa             2,100(c) 6.50%, 12/1/2014                2,060,625
Aaa             1,000(c) 7.50%, 12/1/2014                1,015,000
Aaa               620    8.50%, 10/1/2024                  641,604
Aaa               132(e) 9.50%, 7/1/2025                       140
Aaa               361    8.50%, 2/1/2028                   373,676
Aaa             4,000(c) 6.50%, 12/1/2029                3,835,000
Aaa             2,000(c) 7.00%, 12/1/2029                1,965,000
Aaa             2,500(c) 7.50%, 12/1/2029                2,507,025
                         Government National
                           Mortgage Assoc.,
Aaa             1,500(c) 7.00%, 12/15/2029               1,471,395
Aaa             1,000(c) 8.00%, 12/15/2029               1,021,870
                                                      ------------
                         Total U.S. government
                           agency mortgage
                           pass-through obligations
                           (cost $15,803,931)           15,874,455
                                                      ------------
------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--3.2%
                         United States Treasury
                           Bonds,
Aaa                55(d) 5.25%, 11/15/2028                  47,670
Aaa               715    5.25%, 2/15/2029                  625,739
                         United States Treasury
                           Notes,
Aaa               400    6.00%, 8/15/2004                  403,876
Aaa             1,140(d) 7.50%, 2/15/2005                1,218,375
Aaa               890    6.00%, 8/15/2009                  897,227

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as          THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999                PRUDENTIAL ACTIVE BALANCED FUND
------------------------------------------------------------

  Moody's      Principal
  Rating       Amount
(Unaudited)    (000)        Description                Value (Note 1)
----------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (cont'd.)
                         United States Treasury
                           Stripped Interest,
NR           $  2,765    Zero Coupon, 2/15/2010       $  1,435,643
                                                      ------------
                         Total U.S. government
                           securities
                           (cost $4,693,178)             4,628,530
                                                      ------------
                         Total debt obligations
                           (cost $42,870,942)           41,913,397
                                                      ------------
                         Total long-term
                           investments
                           (cost $100,759,089)         107,488,312
                                                      ------------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--36.6%
------------------------------------------------------------
COMMERCIAL PAPER--10.9%
                         Bombardier Capital Inc.,
P-2             3,288    5.80%, 10/1/1999                3,288,000
                         Centric Capital Corp.,
P-1             1,600    5.45%, 10/5/1999                1,599,031
                         Conagra, Inc.,
P-1             3,600    5.49%, 10/29/1999               3,584,628
                         Dayton Hudson Corp., Deb.
P-2             1,000    5.55%, 10/15/1999                 997,841
                         Delaware Funding Corp.,
P-1             2,603    5.40%, 11/15/1999               2,585,430
                         Rohm & Haas Co.,
P-2             4,000    5.60%, 10/6/1999                3,996,889
                                                      ------------
                         Total commercial paper
                           (cost $16,051,819)           16,051,819
                                                      ------------
------------------------------------------------------------
CORPORATE BONDS--0.2%
------------------------------------------------------------
Health Care Services
A2                365(d) American Home Products
                           Corp., Note
                           7.70%, 2/15/2000
                           (cost $367,534)                 367,745
                                                      ------------
------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH OBLIGATIONS--3.5%
Aaa             5,106    Federal Home Loan Mortgage
                           Discount Notes
                           5.20%, 10/1/1999
                           (cost $5,106,000)             5,106,000
                                                      ------------


               Principal
               Amount
               (000)        Description                Value (Note 1)
----------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--0.7%
                         United States Treasury
                           Bills,
             $    100(b) 4.55%, 12/16/1999            $     99,040
                1,000(b) 4.615%, 12/16/1999                990,257
                                                      ------------
                         Total U.S. government
                           securities
                           (cost $1,089,297)             1,089,297
                                                      ------------
------------------------------------------------------------
REPURCHASE AGREEMENT--21.3%
               31,201    Joint Repurchase Agreement
                           Account
                           5.22%, 10/1/1999
                           (cost $31,201,000; Note
                           5)                           31,201,000
                                                      ------------
                         Total short-term
                           investments
                           (cost $53,815,650)           53,815,861
                                                      ------------
------------------------------------------------------------
Total Investments--109.9%
                         (cost $154,574,739; Note
                           4)                          161,304,173
                         Liabilities in excess of
                           other
                           assets--(9.9%)              (14,561,181)
                                                      ------------
                         Net Assets--100%             $146,742,992
                                                      ------------
                                                      ------------

---------------
(a) Non-income producing security.
(b) All or partial amount of security is segregated as initial margin for financial futures transactions.
(c) Mortgage dollar roll, see Note 1 and Note 4.
(d) All or partial principal amount pledged as collateral for mortgage dollar rolls.
(e) Figures are actual and not rounded to the nearest thousand.
MTN--Medium Term Note.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

                                      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Statement of Assets and Liabilities   PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
Investments, at value (cost $123,373,739)..............................................................      $   130,103,173
Repurchase agreement (cost $31,201,000)................................................................           31,201,000
Cash...................................................................................................               10,681
Receivable for investments sold........................................................................            9,754,014
Receivable for Series shares sold......................................................................              834,456
Dividends and interest receivable......................................................................              502,037
Due from broker-variation margin.......................................................................              261,660
Other assets...........................................................................................                5,706
                                                                                                             ------------------
    Total assets.......................................................................................          172,672,727
                                                                                                             ------------------
Liabilities
Payable for investments purchased......................................................................           24,759,123
Payable for Series shares reacquired...................................................................              893,055
Accrued expenses.......................................................................................              186,596
Management fee payable.................................................................................               79,004
Distribution fee payable...............................................................................               11,957
                                                                                                             ------------------
    Total liabilities..................................................................................           25,929,735
                                                                                                             ------------------
Net Assets.............................................................................................      $   146,742,992
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Common stock, at par................................................................................      $        11,066
   Paid-in capital in excess of par....................................................................          130,746,428
                                                                                                             ------------------
                                                                                                                 130,757,494
   Undistributed net investment income.................................................................            2,395,226
   Accumulated net realized gain on investments........................................................            7,135,434
   Net unrealized appreciation on investments..........................................................            6,454,838
                                                                                                             ------------------
Net assets, September 30, 1999.........................................................................      $   146,742,992
                                                                                                             ------------------
                                                                                                             ------------------
Class A:
   Net asset value and redemption price per share
      ($10,396,956 / 784,592 shares of common stock issued and outstanding)............................               $13.25
   Maximum sales charge (5% of offering price).........................................................                  .70
                                                                                                             ------------------
   Maximum offering price to public....................................................................               $13.95
Class B:
   Net asset value, offering price and redemption price per share
      ($10,979,133 / 833,370 shares of common stock issued and outstanding)............................               $13.17
Class C:
   Net asset value and redemption price per share
      ($1,116,852 / 84,777 shares of common stock issued and outstanding)..............................               $13.17
   Sales charge (1% of offering price).................................................................                  .13
                                                                                                             ------------------
   Offering price to public............................................................................               $13.30
Class Z:
   Net asset value, offering price and redemption price per share
      ($124,250,051 / 9,363,638 shares of common stock issued and outstanding).........................               $13.27

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL ACTIVE BALANCED FUND
Statement of Operations
------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1999
Income
   Interest..............................      $  4,361,548
   Dividends (net of foreign withholding
      taxes
      of $13,694)........................           977,951
                                            ------------------
    Total income.........................         5,339,499
                                            ------------------
Expenses
   Management fee........................           940,298
   Distribution fee--Class A.............            17,294
   Distribution fee--Class B.............            70,178
   Distribution fee--Class C.............             6,737
   Transfer agent's fees and expenses....           260,000
   Reports to shareholders...............           165,000
   Custodian's fees and expenses.........           140,000
   Registration fees.....................           110,000
   Legal fees and expenses...............            25,000
   Audit fee and expenses................            20,000
   Directors' fees and expenses..........             7,500
   Miscellaneous.........................             4,301
                                            ------------------
    Total expenses.......................         1,766,308
                                            ------------------
Net investment income....................         3,573,191
                                            ------------------
Realized and Unrealized Gain
on Investments
Net realized gain on:
   Investment transactions...............         5,565,895
   Financial futures contracts...........         4,358,935
                                            ------------------
                                                  9,924,830
                                            ------------------
Net change in unrealized appreciation (depreciation) on:
   Investments...........................        10,871,412
   Financial futures contracts...........          (988,830)
                                            ------------------
                                                  9,882,582
                                            ------------------
Net gain on investments..................        19,807,412
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $ 23,380,603
                                            ------------------
                                            ------------------

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL ACTIVE BALANCED FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended September 30,
in Net Assets                           1999            1998
Operations
   Net investment income..........  $  3,573,191    $  5,391,746
   Net realized gain on
      investments.................     9,924,830      26,438,362
   Net change in unrealized
      appreciation (depreciation)
      on investments..............     9,882,582     (28,216,192)
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    23,380,603       3,613,916
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................       (74,318)        (24,889)
      Class B.....................       (52,406)         (4,933)
      Class C.....................        (4,693)           (273)
      Class Z.....................    (4,048,216)     (4,664,569)
                                    ------------    ------------
                                      (4,179,633)     (4,694,664)
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................      (438,657)        (82,174)
      Class B.....................      (480,842)        (24,906)
      Class C.....................       (43,068)         (1,378)
      Class Z.....................   (21,035,473)    (13,860,433)
                                    ------------    ------------
                                     (21,998,040)    (13,968,891)
                                    ------------    ------------
Series share transactions (net of
   share conversion) (Note 6)
   Net proceeds from shares
      sold........................    69,542,543     105,305,809
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........    26,157,302      18,663,277
   Cost of shares reacquired......  (114,537,650)   (100,421,933)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................   (18,837,805)     23,547,153
                                    ------------    ------------
Total increase (decrease).........   (21,634,875)      8,497,514
Net Assets
Beginning of year.................   168,377,867     159,880,353
                                    ------------    ------------
End of year(a)....................  $146,742,992    $168,377,867
                                    ------------    ------------
                                    ------------    ------------
---------------
(a) Includes undistributed net
    investment income of..........  $  2,395,226    $  3,863,980
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Prudential Active Balanced Fund (the 'Series') is a separately managed series of The Prudential Investment Portfolios, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company.

The Series' investment objective is to seek income and long-term growth of capital. It invests in a portfolio of equity, fixed-income and money market securities, which is actively managed to capitalize on opportunities created by perceived misvaluation.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange and NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgement of the Manager and Subadviser, able to produce prices which are representative of market value.

Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Board of Directors determines that such variation does not represent fair value.

All securities are valued as of 4:15 p.m., New York time.

In connection with transactions in repurchase agreements, it is the Series' policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dollar Rolls: The Series enters into mortgage dollar rolls in which the Series sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Series maintains a segregated account, the dollar value of which is at least equal to its obligations in respect of dollar rolls.
--------------------------------------------------------------------------------

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Series accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $862,312, decrease accumulated net realized gain on investments by $4,358,827, and increase paid-in capital by $5,221,139 for redemptions utilized as distributions for federal income tax purposes during the year ended September 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Series. PIFM pays for the service of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .65 of 1% of the Series' average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 1999.

PIMS has advised the Series that it received approximately $60,400 and $6,600 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended September 30, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 1999, it received approximately $27,500 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year
--------------------------------------------------------------------------------

                                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements      PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1999, the Series incurred fees of approximately $233,400 for the services of PMFS. As of September 30, 1999, approximately $16,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments, for the year ended September 30, 1999 were $264,840,951 and $310,274,690, respectively.

The average monthly balance of dollar rolls outstanding during the year ended September 30, 1999 was approximately $15,856,258. The value of dollar rolls outstanding at September 30, 1999 was $14,859,035 (principal $15,100,000), which was 8.6% of total assets.

The cost basis of investments for federal income tax purposes as of September 30, 1999 was $154,670,010 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $6,634,163 (gross unrealized appreciation--$11,505,180, gross unrealized depreciation--$4,871,017).

During the year ended September 30, 1999, the Series entered into financial futures contracts. Details of open contracts at September 30, 1999 are as follows:

                                                     Value at         Value at         Unrealized
 Number of                          Expiration     September 30,        Trade        Appreciation/
 Contracts           Type              Date            1999             Date         (Depreciation)
-----------    ----------------    ------------    -------------     -----------     --------------
Long Position:
17             U.S. T-Bond           Dec. 99        $ 1,936,938      $ 1,947,297       $  (10,359)
42             S&P Bond              Dec. 99         13,631,094       13,977,675         (346,581)
155            U.S. T-Note           Dec. 99         16,812,656       16,730,312           82,344
                                                                                     --------------
                                                                                       $ (274,596)
                                                                                     --------------
                                                                                     --------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Series, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. At September 30, 1999, the Series had a 4.9% undivided interest in repurchase agreements in the joint account. The undivided interest for the Series represented $32,201,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore was as follows:

Warburg Dillon Read LLC, 5.32%, in the principal amount of $190,000,000, repurchase price of $190,028,077, due 10/1/99. The value of the collateral including accrued interest was $193,802,299.

Bear, Stearns & Co. Inc., 5.32%, in the principal amount of $190,000,000, repurchase price of $190,028,077, due 10/1/99. The value of the collateral including accrued interest was $194,200,266.

Morgan (J.P.) Securities, Inc., 5.25%, in the principal amount of $190,000,000, repurchase price $190,027,708, due 10/1/99. The value of the collateral including accrued interest was $193,800,121.

Goldman, Sachs & Co., 4.75%, in the principal amount of $88,875,000, repurchase price $88,886,726, due 10/1/99. The value of the collateral including accrued interest was $90,653,200.

------------------------------------------------------------
Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 3 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.
--------------------------------------------------------------------------------

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements       PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Transactions in shares of common stocks were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1999:
Shares sold........................      806,345    $ 10,710,045
Shares issued in reinvestment of
  dividends and distributions......       41,285         510,287
Shares reacquired..................     (305,438)     (4,105,228)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      542,192       7,115,104
Shares issued upon conversion
  from Class B.....................          236           3,120
                                      ----------    ------------
Net increase in shares
  outstanding......................      542,428    $  7,118,224
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1998:
Shares sold........................      324,143    $  4,450,999
Shares issued in reinvestment of
  dividends and distributions......        8,312         107,053
Shares reacquired..................     (159,004)     (2,196,936)
                                      ----------    ------------
Net increase in shares
  outstanding......................      173,451    $  2,361,116
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Year ended September 30, 1999:
Shares sold........................      652,713    $  8,665,383
Shares issued in reinvestment of
  dividends and distributions......       41,783         516,862
Shares reacquired..................      (90,666)     (1,202,053)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      603,830       7,980,192
Shares reacquired upon conversion
  into
  Class A..........................         (236)         (3,120)
                                      ----------    ------------
Net increase in shares
  outstanding......................      603,594    $  7,977,072
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1998:
Shares sold........................      224,444    $  3,091,278
Shares issued in reinvestment of
  dividends and distributions......        2,309          29,757
Shares reacquired..................      (11,806)       (161,521)
                                      ----------    ------------
Net increase in shares
  outstanding......................      214,947    $  2,959,514
                                      ----------    ------------
                                      ----------    ------------
Class C                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1999:
Shares sold........................       98,943    $  1,301,393
Shares issued in reinvestment of
  dividends and distributions......        3,860          47,750
Shares reacquired..................      (39,496)       (519,205)
                                      ----------    ------------
Net increase in shares
  outstanding......................       63,307    $    829,938
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1998:
Shares sold........................       22,836    $    314,699
Shares issued in reinvestment of
  dividends and distributions......          127           1,642
Shares reacquired..................       (1,859)        (25,489)
                                      ----------    ------------
Net increase in shares
  outstanding......................       21,104    $    290,852
                                      ----------    ------------
                                      ----------    ------------
Class Z
-----------------------------------
Year ended September 30, 1999:
Shares sold........................    3,692,823    $ 48,865,722
Shares issued in reinvestment of
  dividends and distributions......    2,032,131      25,082,403
Shares reacquired..................   (8,515,198)   (108,711,164)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (2,790,244)   $(34,763,039)
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1998:
Shares sold........................    6,947,226    $ 97,448,833
Shares issued in reinvestment of
  dividends and distributions......    1,437,147      18,524,825
Shares reacquired..................   (7,211,135)    (98,037,987)
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,173,238    $ 17,935,671
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Financial Highlights                PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

                                                   Class A                                  Class B
                                     ------------------------------------     ------------------------------------
                                                             November 7,                              November 7,
                                         Year Ended            1996(a)            Year Ended            1996(a)
                                       September 30,           Through          September 30,           Through
                                     ------------------     September 30,     ------------------     September 30,
                                      1999        1998          1997           1999        1998          1997
                                     -------     ------     -------------     -------     ------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period.........................   $ 13.29     $14.41        $ 13.40        $ 13.22     $14.34        $ 13.40
                                     -------     ------          -----        -------     ------          -----
Income from investment operations:
Net investment income.............       .31        .44            .21(b)         .19        .27            .19(b)
Net realized and unrealized gain
   (loss) on investment
   transactions...................      1.69       (.20)          1.97           1.69       (.14)          1.92
                                     -------     ------          -----        -------     ------          -----
   Total from investment
      operations..................      2.00        .24           2.18           1.88        .13           2.11
                                     -------     ------          -----        -------     ------          -----
Less distributions:
Dividends from net investment
   income.........................      (.30)      (.32)          (.39)          (.19)      (.21)          (.39)
Distributions from net realized
   gains..........................     (1.74)     (1.04)          (.78)         (1.74)     (1.04)          (.78)
                                     -------     ------          -----        -------     ------          -----
   Total distributions............     (2.04)     (1.36)         (1.17)         (1.93)     (1.25)         (1.17)
                                     -------     ------          -----        -------     ------          -----
Net asset value, end of period....   $ 13.25     $13.29        $ 14.41        $ 13.17     $13.22        $ 14.34
                                     -------     ------          -----        -------     ------          -----
                                     -------     ------          -----        -------     ------          -----
TOTAL RETURN(d):..................     16.07%      1.93%         17.48%         15.12%      1.10%         16.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...   $10,397     $3,218        $   990        $10,979     $3,038        $   213
Average net assets (000)..........   $ 6,918     $2,090        $   100        $ 7,018     $1,285        $    71
Ratios to average net assets:
   Expenses, including
      distribution fees...........      1.41%      1.28%          1.31%(c)       2.16%      2.03%          2.06%(c)
   Expenses, excluding
      distribution fees...........      1.16%      1.03%          1.06%(c)       1.16%      1.03%          1.06%(c)
   Net investment income..........      2.29%      2.72%          2.69%(c)       1.54%      1.95%          1.94%(c)
Portfolio turnover rate...........       230%       256%            50%           230%       256%            50%

---------------
(a) Commencement of offering of Class A and B shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Financial Highlights                PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

                                                   Class C                                       Class Z
                                     -----------------------------------     -----------------------------------------------
                                                            November 7,
                                        Year Ended            1996(e)
                                       September 30,          Through                   Year Ended September 30,
                                     -----------------     September 30,     -----------------------------------------------
                                      1999       1998          1997            1999         1998         1997         1996
                                     ------     ------     -------------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period.........................   $13.22     $14.34        $ 13.40        $  13.32     $  14.45     $  13.01     $  12.46
                                     ------     ------          -----        --------     --------     --------     --------
Income from investment operations:
Net investment income.............      .19        .48            .13(b)          .35          .38          .39(b)       .29(a)
Net realized and unrealized gain
   (loss) on investment
   transactions...................     1.69       (.35)          1.98            1.68         (.12)        2.22          .81
                                     ------     ------          -----        --------     --------     --------     --------
   Total from investment
      operations..................     1.88        .13           2.11            2.03          .26         2.61         1.10
                                     ------     ------          -----        --------     --------     --------     --------
Less distributions:
Dividends from net investment
   income.........................     (.19)      (.21)          (.39)           (.34)        (.35)        (.39)        (.37)
Distributions from net realized
   gains..........................    (1.74)     (1.04)          (.78)          (1.74)       (1.04)        (.78)        (.18)
                                     ------     ------          -----        --------     --------     --------     --------
   Total distributions............    (1.93)     (1.25)         (1.17)          (2.08)       (1.39)       (1.17)        (.55)
                                     ------     ------          -----        --------     --------     --------     --------
Net asset value, end of period....   $13.17     $13.22        $ 14.34        $  13.27     $  13.32     $  14.45     $  13.01
                                     ------     ------          -----        --------     --------     --------     --------
                                     ------     ------          -----        --------     --------     --------     --------
TOTAL RETURN(d):..................    15.12%      1.10%         16.91%          16.32%        2.12%       21.34%        9.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...   $1,117     $  284        $     5        $124,250     $161,838     $158,672     $153,588
Average net assets (000)..........   $  674     $  118        $     1        $130,052     $177,443     $154,199     $142,026
Ratios to average net assets:
   Expenses, including
      distribution fees...........     2.16%      2.03%          2.06%(c)        1.16%        1.03%        1.06%        1.00%(a)
   Expenses, excluding
      distribution fees...........     1.16%      1.03%          1.06%(c)        1.16%        1.03%        1.06%        1.00%(a)
   Net investment income..........     1.54%      2.04%          1.94%(c)        2.54%        2.99%        2.94%        3.09%(a)
Portfolio turnover rate...........      230%       256%            50%            230%         256%          50%          51%

                                      1995
                                    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period.........................  $  10.92
                                    --------
Income from investment operations:
Net investment income.............       .33(a)
Net realized and unrealized gain
   (loss) on investment
   transactions...................      1.54
                                    --------
   Total from investment
      operations..................      1.87
                                    --------
Less distributions:
Dividends from net investment
   income.........................      (.29)
Distributions from net realized
   gains..........................      (.04)
                                    --------
   Total distributions............      (.33)
                                    --------
Net asset value, end of period....  $  12.46
                                    --------
                                    --------
TOTAL RETURN(d):..................     17.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...  $133,352
Average net assets (000)..........  $104,821
Ratios to average net assets:
   Expenses, including
      distribution fees...........      1.00(a)
   Expenses, excluding
      distribution fees...........      1.00(a)
   Net investment income..........      3.53(a)
Portfolio turnover rate...........        30%

---------------
(a) Net of expense subsidy.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(e) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Report of Independant Accountants    PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
The Prudential Investment Portfolios, Inc.--Prudential Active Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Prudential Active Balanced Fund (the 'Fund,' one of the portfolios constituting The Prudential Investment Portfolios, Inc.) at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the year ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999
--------------------------------------------------------------------------------
See Notes to Financial Statements.     19

Federal Income Tax Information      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
(Unaudited)                         PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (September 30, 1999) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended September 30, 1999, dividends paid from net investment income were $.30 per share for Class A shares, $.19 per share for Class B and Class C shares and $.34 per share for Class Z shares, which are taxable as ordinary income. In addition, the Series paid to Class A, B, C and Z shares a short-term capital gain distribution of $.125 per share which is taxable as ordinary income and a long-term capital gain distribution of $1.61 per share which is taxable as such. The Series' utilized redemptions as distributions in the amount of $.068, $.022, and $.323 of ordinary income, short-term capital gains and long-term capital gains, respectively, for each class of shares.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 5.0% of the dividends paid from ordinary income in the fiscal year ended September 30, 1999 qualify for each of these states' tax exclusion.

We also wish to advise you that 17.48% of the dividends paid from ordinary income in the fiscal year ended September 30, 1999 qualified for the corporate dividends received deduction available to corporate taxpayers.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     20

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Comparing a $10,000 Investment
---------------------------------------------------------
Prudential Active Balanced Fund vs. the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index

Chart A
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception        10.08%
One Year               10.27%

Without Sales Load
Since Inception        12.05%
One Year               16.07%


Chart B
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception        10.38%
One Year               10.12%

Without Sales Load
Since Inception        11.23%
One Year               15.12%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These graphs compare a $10,000 investment in The Prudential Investment Portfolios, Inc.: Prudential Active Balanced Fund (Class A, B, C, and Z shares) with similar investments in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Lehman Brothers Government/Corporate Bond Index (the Lehman Index) by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of each fiscal year (September 30), as measured on a quarterly basis, beginning in 1996 for Class A, B, and C shares, and in 1993 for Class Z shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on September 30, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A

Chart C
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception        10.85%
One Year               12.97%

Without Sales Load
Since Inception        11.23%
One Year               15.12%


Chart Z
(GRAPH)

Average Annual Total Returns
Since Inception        11.38%
Five Years             13.10%
One Year               16.32%

shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The Lehman Index is a weighted index comprising of public, fixed-rate, nonconvertible domestic corporate debt that is rated at least investment grade (BBB/Baa or higher) and public obligations of the U.S. Treasury. The S&P 500 Index is a market capitalization-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The Lehman Index and the S&P 500 Index are unmanaged indexes, and both include the reinvestment of all income and dividends, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The Lehman Index and the S&P 500 Index are not the only indexes that may be used to characterize performance of actively balanced funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index. These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class          NASDAQ         Cusip
  A              --         74437E883
  B              --         74437E875
  C              --         74437E867
  Z            PABFX        74437E859

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street, Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF185E

(ICON)

Prudential
Jennison
Growth
Fund

ANNUAL
REPORT

Sept. 30, 1999
(LOGO)

A Message from the Fund's President                           November 18, 1999
(PHOTO)

Dear Shareholder,

The Prudential Jennison Growth Fund had an exceptionally good fiscal year ending September 30, 1999, returning 43.58%. Our reporting period began as U.S. stock markets rebounded from their sharp drop in the summer of 1998. At first the gains were narrowly focused in stocks with strong earnings momentum, but cyclical stocks shot ahead during the second quarter of 1999. For the rest of our reporting period, the market refocused on earnings growth. Once again, the Prudential Jennison Growth Fund benefited from its strong position in leading technology companies, which comprise over a third of the Fund's assets.


The Fund's performance was also helped by its holdings in media and advertising, and in telecommunications. However, its drug stocks, which had a strong run earlier, fell back somewhat, reflecting concerns about Medicare reimbursements and possible pricing pressures.

New benchmark peer group
Our benchmark in this report reflects the new categories for mutual funds introduced by Lipper, Inc. in September 1999. Funds now are classified by their actual holdings instead of by their objectives; they are in either a value, growth, or core peer group. In a predominantly growth-style market over our reporting period, the Prudential Jennison Growth Fund is matched against other funds that benefited from the favorable environment. Nonetheless, the Fund beat the Lipper Large-Cap Growth Fund Average by well over five percentage points. It had an excellent performance relative to its competitors, as well as in absolute terms.

Growth investing has outperformed value by very substantial margins in each of the past three years. The Prudential Jennison Growth Fund, nonetheless, outperformed the Lipper Large-Cap Growth Average, more than doubling in value over that time. Historically, however, investment styles have tended to alternate in periods of outperformance that may last several years. Over the long term, owning both growth and value portfolios is likely to reduce the volatility of your overall return. Moreover, investors should not expect returns to remain so far ahead of the historical average for the broad market.

In the following pages, the Fund's portfolio managers describe how they achieved their strong results this fiscal year, and what their strategy is for the future.

Sincerely,

John R. Strangfeld
President
The Prudential Investment Portfolios, Inc.

Performance Review
(PHOTO) (PHOTO) (PHOTO)

James Kannry, Kathleen McCarragher, and Spiros Segalas--Fund Managers.

Investment Goals and Style
Prudential Jennison Growth Fund seeks to achieve long-term growth of capital primarily through investment in stocks of medium and large companies (generally those with a total market value of at least $1 billion) that we believe have above-average prospects for growth. There can be no assurance that the Fund will reach its investment objective.

Jennison Associates tries to identify stocks with substantial potential for earnings growth over the coming 12 to 18 months. Because we look for firms that have room to grow, we tend to focus on medium- to large-sized companies. We use a longer time horizon than many growth investors, so we can weather the turbulence, or even benefit, when a well-managed company has a short-term disappointment. Occasionally, some stocks are sold to make room for others that we believe have greater growth potential, either short or long term.

Technology. Recently, we have had a strong focus on the technology sector, which is widely believed to be driving this longest sustained period of peacetime economic expansion in U.S. history. It was the primary reason for our superior performance in this reporting period, when the S&P 500 Technology sector gained 74%, far outperforming even the second-place 37% gain of Communications Services (another focus of our Fund). On September 30, 1999, about a third of our portfolio, including our three largest holdings, were technology companies.

We increased our positions in Cisco Systems, which provides the networking equipment that makes up the Internet infrastructure, Texas Instruments, and Microsoft. We added JDS Uniphase and Juniper. We sold 3Com, among our worst performers, which has been losing ground in the networking market. We also sold our holdings in Oracle and Intuit.

In telecommunications, we own wireless handsets and hardware (Nokia) and services (Vodafone Airtouch), large multi-service companies (MCI WorldCom), and emerging providers (Qwest Communications, Nextlink Communications, Allegiance Telecom). Such companies are providing the infrastructure for the communications revolution, and have tremendous long-term growth potential. During this reporting period, we added NextLink and acquired Vodafone shares in exchange for our Airtouch stock when the firm was acquired.

Healthcare. Drug companies held up well in the 1998 market drop, but shared nonetheless in the steep rise afterward through the first quarter of 1999, making them somewhat expensive. When concerns arose about

Portfolio Sector Composition
Expressed as a percentage of net assets
as of 9/30/99

Technology                35.3%
Healthcare                12.4
Finance                   12.1
Consumer Cyclicals        10.9
Consumer Staples          10.1
Communication Services     9.7
Capital Goods              7.2
Cash & Equivalents         2.3

Medicare reimbursement for drugs, the sector corrected. American Home Products, Schering Plough, and Monsanto (Searle) were among the largest negative contributors to our performance. We sold Monsanto because its acquisition by American Home fell through, and we established tax losses in Pfizer, Lilly, and Merck. We added Johnson and Johnson, and Glaxo.

Financials. Our substantial financial holdings (Schwab, Morgan Stanley Dean Witter, Chase Manhattan; and Citigroup) were hurt in the 1998 global financial crisis. They rebounded strongly in the first half of our reporting period, but lagged afterward. After their rebound, we began to reduce our holdings because we thought it more likely that the Federal Reserve would increase interest rates, which tends to hurt financials, than cut them. We reduced our commitment to the sector by the end of the first quarter of 1999, so we avoided the worst of their subsequent fall-off. More recently, we have added to our holdings of the global consolidators in this rapidly changing industry.

Consumer Cyclicals. Our media companies (e.g., CBS and Clear Channel Communications), which benefited from the strong economy, high profit margins, and an Internet-related advertising boom, also helped us.


Performance at a Glance

Cumulative Total Returns1                                As of 9/30/99
                      One           Five                 Since
                      Year         Years              Inception2
Class A                  43.58%        N/A                 127.64%
Class B                  42.51         N/A                 121.11
Class C                  42.51         N/A                 121.11
Class Z                  43.94        218.26%              283.88
Lipper Large-Cap
Growth Fund Avg3         37.86        197.21                 ***

Average Annual Total Returns1                            As of 9/30/99

                      One           Five                 Since
                      Year         Years              Inception2
Class A                  36.40%        N/A                  21.81%
Class B                  37.51         N/A                  22.22
Class C                  40.09         N/A                  22.19
Class Z                  43.94        26.05%                21.53

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, B, and C, 11/2/95; Class Z, 4/15/96. On 9/20/96, The Prudential Institutional Fund--Growth Stock Fund merged into the Prudential Jennison Growth Fund, Class Z shares. Performance prior to 9/20/96 is for the Growth Stock Fund, which had an inception date of 11/5/92.

3 Lipper average returns are for all funds in each share class for the one- and five-year periods in the Large-Cap Growth Fund category. The Lipper average is unmanaged. Large-Cap Growth funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 IndexR. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price/ earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average.

R S&P is a registered trademark of the Standard & Poor's Corporation.

***Lipper Since Inception returns are 131.63% for Class A, B, and C, and 107.71% for Class Z, based on all funds in each share class.
-------------------------------------------------------------------------------
                               1

Review Cont'd.

Five Largest Holdings     Expressed as a percentage of net assets as of 9/30/99

Security/Industry        % of Net Assets     Comments
Microsoft                    4.7%            World's largest software company.
Computer Software                            We expect its long-term growth to
                                             continue. Microsoft was the biggest
                                             profit beneficiary of the cheap PC
                                             boom, while its corporate business
                                             should receive a boost from the
                                             introduction of Windows 2000 next
                                             year.

Cisco Systems                3.8%            Leading data networking equipment
Networking                                   manufacturer. Provides most of the
                                             Internet switching infrastructure
                                             for both carriers and corporate
                                             entry points, as well as internal
                                             corporate networks. A long-term,
                                             high-growth business.

Texas Instruments            3.6%            Restructured in the past year to
Semiconductors                               focus on digital and analog signal
                                             processors, a business driven by
                                             the growth of wireless voice and
                                             data transmission. Both of these
                                             core businesses are growing at
                                             about 25% a year.

General Electric             3.3%            Business schools' favorite model
Diversified                                  of a well-managed conglomerate. We
                                             expect the retirementof legendary
                                             chairman John (Jack) Welch to be
                                             handled smoothly, and revenue to
                                             continue to grow modestly over the
                                             long term.

MCI WorldCom                 3.3%            A very attractive combination of
Telecommunications Svcs.                     local telephone, long-distance,
                                             international, and Internet
                                             services. Its announced acquisition
                                             of Sprint adds wireless. Although
                                             the stock fell on the announcement
                                             of the acquisition, we expect it to
                                             rebound as investors recognize the
                                             value of a full menu of high-
                                             growth, high-profit services.
                                             Third-quarter profit tripled over
                                             the 1998 level.

Looking Ahead
We expect U.S. economic growth to continue but at a more moderate pace. Earnings should remain strong, driven by a capital spending and technology boom.

Future price gains will depend, to a greater extent, on companies' profits increasing, instead of on shares selling for ever-higher multiples of earnings. We think our strategy of selecting companies with above-average growth prospects will fare well in this environment.

Additional Performance Tracking Tools
You can access comprehensive information about the performance of your Prudential mutual funds 24 hours a day through our Web site and automated phone service. At www.prudential.com/investing, you'll find the daily closing values, changes from the previous day, and quarterly performance for all of our retail mutual funds. Other available resources include daily, monthly, and quarterly market commentary.

Daily fund values are also a toll-free call away from any touch-tone phone. Call (800) 225-1852 and follow the voice prompts to obtain mutual fund closing values and yields. You can even set up a personalized "watch list" to track specific Prudential mutual funds.
-------------------------------------------------------------------------------
                                 2

                                 THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Portfolio of Investments as
of September 30, 1999            PRUDENTIAL JENNISON GROWTH FUND
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                    Value (Note 1)
---------------------------------------------------------------
LONG-TERM INVESTMENTS--97.7%
COMMON STOCKS--97.7%
---------------------------------------------------------------
Banks & Financial Services--9.3%
1,709,100    Chase Manhattan Corp.               $  128,823,412
3,056,225    Citigroup, Inc.                        134,473,900
1,623,300    MBNA Corp.                              37,031,531
 830,190     Morgan Stanley Dean Witter              74,042,571
 928,566     Mutual Risk Management, Ltd.            11,374,934
 848,100     Schwab (Charles) Corp.                  28,570,369
                                                 --------------
                                                    414,316,717
------------------------------------------------------------
Computer Systems/Peripherals--9.6%
2,270,800    Dell Computer Corp.(a)                  94,947,825
1,173,000    EMC Corp.(a)                            83,796,188
 940,700     Hewlett-Packard Co.                     86,544,400
1,018,500    International Business Machines
                Corp.                               123,620,437
 428,600     Sun Microsystems, Inc.(a)               39,859,800
                                                 --------------
                                                    428,768,650
------------------------------------------------------------
Diversified Manufacturing--6.6%
 866,400     AlliedSignal, Inc.                      51,929,850
1,235,200    General Electric Co.                   146,448,400
 907,400     Tyco International Ltd.                 93,689,050
                                                 --------------
                                                    292,067,300
------------------------------------------------------------
EDP Software & Services--6.4%
 450,700     America Online, Inc.(a)                 46,872,800
 326,400     Equant NV (ADR) (Netherlands)(a)        26,560,800
2,326,600    Microsoft Corp.(a)                     210,702,712
                                                 --------------
                                                    284,136,312
------------------------------------------------------------
Electronic Components--7.7%
 886,000     Altera Corp.(a)                         38,430,250
1,631,500    Intel Corp.                            121,240,844
 207,200     JDS Uniphase Corp.(a)                   23,581,950
1,967,600    Texas Instruments, Inc.                161,835,100
                                                 --------------
                                                    345,088,144
Household & Personal Care Products--0.9%
 970,100     Estee Lauder Co., Inc.              $   37,894,531
------------------------------------------------------------
Industrial Technology/Instruments--3.0%
 820,400     Applied Materials, Inc.(a)              63,734,825
 678,700     KLA-Tencor Corp.(a)                     44,115,500
 803,900     Symbol Technologies, Inc.               27,031,138
                                                 --------------
                                                    134,881,463
------------------------------------------------------------
Insurance--2.8%
1,442,350    American International Group,
                Inc.                                125,394,303
------------------------------------------------------------
Media & Communications--9.3%
1,516,800    AT&T Corp. - Liberty Media
                Group(a)                             56,311,200
2,986,800    CBS Corp.(a)                           138,139,500
1,220,800    Clear Channel Communications,
                Inc.(a)                              97,511,400
 929,300     Omnicom Group, Inc.                     73,588,944
 609,400     Univision Communications Inc.(a)        49,589,925
                                                 --------------
                                                    415,140,969
------------------------------------------------------------
Networking--4.3%
2,463,100    Cisco Systems, Inc.(a)                 168,876,294
 115,300     Juniper Networks, Inc.(a)               20,991,807
                                                 --------------
                                                    189,868,101
------------------------------------------------------------
Pharmaceuticals--12.4%
1,897,000    American Home Products Corp.            78,725,500
 550,400     Amgen, Inc.(a)                          44,857,600
 927,200     Bristol-Myers Squibb Co.                62,586,000
 139,500     Genentech, Inc.(a)                      20,410,594

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                 THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Portfolio of Investments as
of September 30, 1999            PRUDENTIAL JENNISON GROWTH FUND
------------------------------------------------------------

Shares       Description                    Value (Note 1)
----------------------------------------------------------------
Pharmaceuticals (cont'd.)
1,235,100    Glaxo Wellcome PLC (ADR)
                (United Kingdom)                 $   64,225,200
 901,200     Johnson & Johnson                       82,797,750
2,064,700    Schering-Plough Corp.                   90,072,537
1,638,000    Warner-Lambert Co.                     108,722,250
                                                 --------------
                                                    552,397,431
------------------------------------------------------------
Restaurants--1.6%
1,643,500    McDonald's Corp.                        70,670,500
------------------------------------------------------------
Retail--9.3%
 400,600     Abercrombie & Fitch Co.(a)              13,645,438
1,920,287    Gap, Inc.                               61,449,184
2,122,000    Home Depot, Inc.                       145,622,250
1,104,900    Kohl's Corp.(a)                         73,061,512
1,543,600    Staples, Inc.(a)                        33,669,775
 657,300     Tiffany & Co.                           39,396,919
 973,800     Wal-Mart Stores, Inc.                   46,316,362
                                                 --------------
                                                    413,161,440
------------------------------------------------------------
Telecommunications--9.1%
 614,400     Allegiance Telecom, Inc.(a)             32,332,800
 445,400     Level 3 Communications, Inc.(a)         23,258,231
2,030,500    MCI WorldCom, Inc.(a)                  145,942,187
 519,100     NEXTLINK Communications, Inc.(a)        26,912,091
 412,100     NTL, Inc.(a)                            39,600,234
1,598,200    Qwest Communications
                International, Inc.(a)               47,246,788
 377,050     Vodafone AirTouch PLC (ADR)
                (United Kingdom)(a)                  89,643,638
                                                 --------------
                                                    404,935,969
Telecommunications Equipment--5.4%
 928,560     Lucent Technologies, Inc.           $   60,240,330
 518,300     Motorola, Inc.                          45,610,400
 779,600     Nokia Corp. (ADR)(Finland)              70,017,825
1,151,000    Tellabs, Inc.(a)                        65,535,062
                                                 --------------
                                                    241,403,617
                                                 --------------
             Total long-term investments
                (cost $3,323,718,834)             4,350,125,447
                                                 --------------
Principal
Amount
(000)
SHORT-TERM INVESTMENTS--2.7%
Commercial Paper--2.7%
$119,847     American Express Credit Corp.
                5.57%, 10/1/99
                (cost $119,847,000)                 119,847,000
                                                 --------------
------------------------------------------------------------
Total Investments--100.4%
             (cost $3,443,565,834; Note 4)        4,469,972,447
             Liabilities in excess of other
                assets--(0.4%)                      (16,439,846)
                                                 --------------
             Net Assets--100%                    $4,453,532,601
                                                 --------------
                                                 --------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Statement of Assets and Liabilities  PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
Investments, at value (cost $3,443,565,834)............................................................        $4,469,972,447
Receivable for Series shares sold......................................................................            14,624,693
Receivable for investments sold........................................................................            12,892,040
Dividends and interest receivable......................................................................             1,779,009
Deferred expenses and other assets.....................................................................                94,428
                                                                                                             ------------------
   Total assets........................................................................................         4,499,362,617
                                                                                                             ------------------
Liabilities
Bank overdraft.........................................................................................               494,680
Payable for investments purchased......................................................................            32,478,586
Payable for Series shares reacquired...................................................................             8,763,607
Management fee payable.................................................................................             2,244,165
Distribution fees payable..............................................................................             1,574,451
Accrued expenses and other liabilities.................................................................               231,730
Foreign withholding taxes payable......................................................................                42,797
                                                                                                             ------------------
   Total liabilities...................................................................................            45,830,016
                                                                                                             ------------------
Net Assets.............................................................................................        $4,453,532,601
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Common stock, at par................................................................................        $      223,837
   Paid-in capital in excess of par....................................................................         3,228,228,646
                                                                                                             ------------------
                                                                                                                3,228,452,483
   Accumulated net realized gain on investments........................................................           198,673,505
   Net unrealized appreciation on investments..........................................................         1,026,406,613
                                                                                                             ------------------
Net assets, September 30, 1999.........................................................................        $4,453,532,601
                                                                                                             ------------------
                                                                                                             ------------------
Class A:
   Net asset value and redemption price per share
      ($911,466,742 / 45,453,887 shares of common stock issued and outstanding)........................                $20.05
   Maximum sales charge (5% of offering price).........................................................                  1.06
                                                                                                             ------------------
   Maximum offering price to public....................................................................                $21.11
                                                                                                             ------------------
                                                                                                             ------------------
Class B:
   Net asset value, offering price and redemption price per share
      ($1,506,838,758 / 77,542,364 shares of common stock issued and outstanding)......................                $19.43
                                                                                                             ------------------
                                                                                                             ------------------
Class C:
   Net asset value and redemption price per share
      ($141,769,655 / 7,295,397 shares of common stock issued and outstanding).........................                $19.43
   Sales charge (1% of offering price).................................................................                   .20
                                                                                                             ------------------
   Offering price to public............................................................................                $19.63
                                                                                                             ------------------
                                                                                                             ------------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($1,893,457,446 / 93,545,646 shares of common stock issued and outstanding)......................                $20.24
                                                                                                             ------------------
                                                                                                             ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL JENNISON GROWTH FUND
Statement of Operations
------------------------------------------------------------

                                                Year Ended
Net Investment Income (Loss)                September 30, 1999
Income
   Dividends (net of foreign withholding
      taxes of $95,578)..................     $   18,615,326
   Interest..............................          3,968,260
                                            ------------------
      Total income.......................         22,583,586
                                            ------------------
Expenses
   Management fee........................         22,079,891
   Distribution fee--Class A.............          1,870,788
   Distribution fee--Class B.............         12,368,254
   Distribution fee--Class C.............            980,326
   Transfer agent's fees and expenses....          6,273,000
   Reports to shareholders...............            470,000
   Registration fees.....................            434,000
   Custodian's fees and expenses.........            160,000
   Legal fees and expenses...............             65,000
   Amortization of deferred organization
      expenses...........................             37,967
   Audit fee and expenses................             20,000
   Insurance expense.....................             11,000
   Directors' fees and expenses..........              7,500
   Miscellaneous.........................             16,740
                                            ------------------
      Total expenses.....................         44,794,466
                                            ------------------
Net investment loss......................        (22,210,880)
                                            ------------------
Realized and Unrealized Gain
on Investments
Net realized gain on:
   Investment transactions...............        201,079,990
   Financial futures contracts...........            244,090
                                            ------------------
                                                 201,324,080
Net change in unrealized appreciation on
   investments...........................        828,202,820
                                            ------------------
Net gain on investments..................      1,029,526,900
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................     $1,007,316,020
                                            ------------------
                                            ------------------

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL JENNISON GROWTH FUND
Statement of Changes in Net Assets

Increase (Decrease) in               Year Ended September 30,
Net Assets                            1999              1998
Operations
   Net investment loss.........  $  (22,210,880)   $   (6,754,609)
   Net realized gain on
      investments..............     201,324,080       131,020,013
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..............     828,202,820      (190,394,651)
                                 --------------    --------------
   Net increase (decrease) in
      net assets resulting from
      operations...............   1,007,316,020       (66,129,247)
                                 --------------    --------------
Distributions from net realized
   capital gains (Note 1)
   Class A.....................     (17,349,525)      (12,677,688)
   Class B.....................     (27,545,469)      (37,861,226)
   Class C.....................      (1,752,623)       (2,330,817)
   Class Z.....................     (38,052,986)      (55,817,957)
                                 --------------    --------------
                                    (84,700,603)     (108,687,688)
                                 --------------    --------------
Series share transactions (net
   of conversion) (Note 5)
   Net proceeds from shares
      sold.....................   2,794,924,604     1,822,040,223
   Net asset value of shares
      issued in reinvestment of
      distributions............      83,061,464       106,812,422
   Cost of shares reacquired...  (1,569,556,414)     (730,978,040)
                                 --------------    --------------
   Net increase in net assets
      from Series share
      transactions.............   1,308,429,654     1,197,874,605
                                 --------------    --------------
Total increase.................   2,231,045,071     1,023,057,670
Net Assets
Beginning of year..............   2,222,487,530     1,199,429,860
                                 --------------    --------------
End of year....................  $4,453,532,601    $2,222,487,530
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements       PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------
Prudential Jennison Growth Fund (the 'Series') is a separately managed series of The Prudential Investment Portfolios, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Series had no significant operations other than the issuance of 3,334 shares of Class A and 3,333 shares of Class B and Class C common stock for $100,000 on September 13, 1995 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations of the Series commenced on November 2, 1995.

The Series' investment objective is to achieve long-term growth of capital. It invests primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange and NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value, or using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and the Subadviser, able to produce prices which are representative of market value.

Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Board of Directors determines that such valuation does not represent fair value.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis and is net of discount accretion and premium amortization. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any
--------------------------------------------------------------------------------

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements       PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------
net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $200,000 of expenses were incurred in connection with the organization of the Series. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Series commenced investment operations.

Reclassification of Capital Accounts: The Series accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: 'Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies.' For the year ended September 30, 1999, the Series reclassified current net operating losses and redemptions utilized as distributions for federal income tax purposes by decreasing accumulated net investment loss by $22,210,880, decreasing accumulated net realized gain on investments by $18,041,231 and decreasing paid-in capital by $4,169,649. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objective and policies.

The management fee paid PIFM will be computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended September 30, 1999.

PIMS has advised the Series that it received approximately $2,331,800 and $629,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the fiscal year ended September 30, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the fiscal year ended September 30, 1999, it received approximately $2,013,100 and $46,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

As of March 11, 1999, the Fund along with other unaffiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund
--------------------------------------------------------------------------------
                                       8

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------
did not borrow any amounts pursuant to either agreement during the year ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the fiscal year ended September 30, 1999, the Series incurred fees of approximately $6,215,000 for the services of PMFS. As of September 30, 1999, approximately $543,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the fiscal year ended September 30, 1999, Prudential Securities Incorporated, which is an indirect, wholly owned subsidiary of Prudential, earned approximately $391,700 in brokerage commissions from portfolio transactions executed on behalf of the Series.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended September 30, 1999 were $3,187,479,690 and $2,011,088,170, respectively.

The cost of investments for federal income tax purposes at September 30, 1999, was $3,446,231,745 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $1,023,740,702 (gross unrealized appreciation--$1,085,425,006; gross unrealized depreciation--$61,684,304).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class Z shares are not subject to any sales or redemption charge and are offered for sale to a limited group of investors.

There are 3 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
--------------------------------  -------------   --------------
Year ended September 30, 1999:
Shares sold.....................     34,344,966   $  662,914,500
Shares issued in reinvestment of
  distributions.................      1,032,752       16,627,307
Shares reacquired...............    (23,547,037)    (457,441,788)
                                  -------------   --------------
Net increase in shares
  outstanding before
  conversion....................     11,830,681      222,100,019
Shares issued upon conversion
  from
  Class B.......................      2,660,015       51,625,561
                                  -------------   --------------
Net increase in shares
  outstanding...................     14,490,696   $  273,725,580
                                  -------------   --------------
                                  -------------   --------------
Year ended September 30, 1998:
Shares sold.....................     14,958,226   $  229,811,039
Shares issued due to merger of
  Prudential Multi-Sector
  Fund..........................     15,525,419      255,703,652
Shares issued in reinvestment of
  distributions.................        913,659       12,215,617
Shares reacquired...............    (10,632,449)    (163,008,985)
                                  -------------   --------------
Net increase in shares
  outstanding before
  conversion....................     20,764,855      334,721,323
Shares issued upon conversion
  from
  Class B.......................        777,059       11,419,782
                                  -------------   --------------
Net increase in shares
  outstanding...................     21,541,914   $  346,141,105
                                  -------------   --------------
                                  -------------   --------------
Class B
--------------------------------
Year ended September 30, 1999:
Shares sold.....................     42,766,896   $  799,643,630
Shares issued in reinvestment of
  distributions.................      1,698,149       26,677,924
Shares reacquired...............    (14,404,393)    (265,401,893)
                                  -------------   --------------
Net increase in shares
  outstanding before
  conversion....................     30,060,652      560,919,661
Shares reacquired upon
  conversion
  into Class A..................     (2,736,865)     (51,625,561)
                                  -------------   --------------
Net increase in shares
  outstanding...................     27,323,787   $  509,294,100
                                  -------------   --------------
                                  -------------   --------------

--------------------------------------------------------------------------------
                                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements      PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

Class B                              Shares           Amount
--------------------------------  -------------   --------------
Year ended September 30, 1998:
Shares sold.....................     22,754,015   $  342,894,551
Shares issued due to merger of
  Prudential Multi-Sector
  Fund..........................      7,486,124      120,751,178
Shares issued in reinvestment of
  distributions.................      2,776,715       36,513,797
Shares reacquired...............     (9,639,289)    (143,137,800)
                                  -------------   --------------
Net increase in shares
  outstanding before
  conversion....................     23,377,565      357,021,726
Shares reacquired upon
  conversion
  into Class A..................       (793,565)     (11,419,782)
                                  -------------   --------------
Net increase in shares
  outstanding...................     22,584,000   $  345,601,944
                                  -------------   --------------
                                  -------------   --------------
Class C
--------------------------------
Year ended September 30, 1999:
Shares sold.....................      6,235,444   $  117,953,942
Shares issued in reinvestment of
  distributions.................        108,868        1,710,322
Shares reacquired...............     (2,247,639)     (41,843,724)
                                  -------------   --------------
Net increase in shares
  outstanding...................      4,096,673   $   77,820,539
                                  -------------   --------------
                                  -------------   --------------
Year ended September 30, 1998:
Shares sold.....................      1,687,844   $   25,645,005
Shares issued due to merger of
  Prudential Multi-Sector
  Fund..........................        260,502        4,201,896
Shares issued in reinvestment of
  distributions.................        172,793        2,272,229
Shares reacquired...............       (578,482)      (8,683,902)
                                  -------------   --------------
Net increase in shares
  outstanding...................      1,542,657   $   23,435,228
                                  -------------   --------------
                                  -------------   --------------
Class Z
--------------------------------
Year ended September 30, 1999:
Shares sold.....................     63,109,118   $1,214,412,532
Shares issued in reinvestment of
  distributions.................      2,345,617       38,045,912
Shares reacquired...............    (42,230,402)    (804,869,008)
                                  -------------   --------------
Net increase in shares
  outstanding...................     23,224,333   $  447,589,436
                                  -------------   --------------
                                  -------------   --------------
Year ended September 30, 1998:
Shares sold.....................     52,992,987   $  825,209,682
Shares issued due to merger of
  Prudential Multi-Sector
  Fund..........................      1,075,632       17,823,220
Shares issued in reinvestment of
  distributions.................      4,155,680       55,810,779
Shares reacquired...............    (27,380,773)    (416,147,353)
                                  -------------   --------------
Net increase in shares
  outstanding...................     30,843,526   $  482,696,328
                                  -------------   --------------
                                  -------------   --------------

--------------------------------------------------------------------------------
                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Financial Highlights                 PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

                                                            Class A                                          Class B
                                      ----------------------------------------------------     ------------------------------------
                                                                              November 2,
                                                  Year Ended                    1995(a)                     Year Ended
                                                September 30,                   Through                   September 30,
                                      ----------------------------------     September 30,     ------------------------------------
                                        1999         1998         1997           1996             1999          1998         1997
                                      --------     --------     --------     -------------     ----------     --------     --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period.........................    $  14.44     $  15.39     $  10.97        $ 10.00        $    14.11     $  15.18     $  10.89
                                      --------     --------     --------         ------        ----------     --------     --------
Income from investment operations
Net investment income (loss)(c)...        (.08)        (.04)        (.03)          (.03)             (.22)        (.15)        (.12)
Net realized and unrealized gain
   on investment transactions.....        6.23          .40         4.45           1.00              6.08          .39         4.41
                                      --------     --------     --------         ------        ----------     --------     --------
   Total from investment
      operations..................        6.15          .36         4.42            .97              5.86          .24         4.29
                                      --------     --------     --------         ------        ----------     --------     --------
Less distributions
Distributions from net realized
   gains..........................        (.54)       (1.31)          --             --              (.54)       (1.31)          --
                                      --------     --------     --------         ------        ----------     --------     --------
Net asset value, end of period....    $  20.05     $  14.44     $  15.39        $ 10.97        $    19.43     $  14.11     $  15.18
                                      --------     --------     --------         ------        ----------     --------     --------
                                      --------     --------     --------         ------        ----------     --------     --------
TOTAL RETURN(b)...................       43.58%        3.02%       40.29%          9.70%            42.51%        2.21%       39.39%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...    $911,467     $446,996     $145,022        $85,440        $1,506,839     $708,463     $419,405
Average net assets (000)..........    $748,315     $251,118     $105,982        $70,667        $1,236,825     $557,823     $299,476
Ratios to average net assets:
   Expenses, including
      distribution fees...........        1.05%        1.08%        1.09%          1.23%(d)          1.80%        1.83%        1.84%
   Expenses, excluding
      distribution fees...........         .80%         .83%         .84%           .98%(d)           .80%         .83%         .84%
   Net investment income (loss)...        (.44)%       (.26)%       (.25)%         (.37)%(d)        (1.19)%      (1.01)%     (1.00)%
For Class A, B, C and Z shares:
   Portfolio turnover rate........          56%          58%          63%            42%               56%          58%          63%

                                     November 2,
                                       1995(a)
                                       Through
                                    September 30,
                                        1996
                                    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period.........................    $   10.00
                                    -------------
Income from investment operations
Net investment income (loss)(c)...         (.10)
Net realized and unrealized gain
   on investment transactions.....          .99
                                    -------------
   Total from investment
      operations..................          .89
                                    -------------
Less distributions
Distributions from net realized
   gains..........................           --
                                    -------------
Net asset value, end of period....    $   10.89
                                    -------------
                                    -------------
TOTAL RETURN(b)...................         8.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...    $ 231,541
Average net assets (000)..........    $ 162,412
Ratios to average net assets:
   Expenses, including
      distribution fees...........         1.98%(d)
   Expenses, excluding
      distribution fees...........          .98%(d)
   Net investment income (loss)...        (1.12)%(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate........           42%

---------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Calculated based upon weighted average shares outstanding during the period.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

                                      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Financial Highlights                  PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

                                                           Class C                                          Class Z
                                      --------------------------------------------------     --------------------------------------
                                                                            November 2,
                                                 Year Ended                   1995(a)                      Year Ended
                                               September 30,                  Through                    September 30,
                                      --------------------------------     September 30,     --------------------------------------
                                        1999        1998        1997           1996             1999           1998          1997
                                      --------     -------     -------     -------------     ----------     ----------     --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period.........................    $  14.11     $ 15.18     $ 10.89        $ 10.00        $    14.53     $    15.45     $  10.98
                                      --------     -------     -------         ------        ----------     ----------     --------
Income from investment operations
Net investment income (loss)(c)...        (.22)       (.15)       (.12)          (.10)             (.04)            --           --
Net realized and unrealized gain
   on investment transactions.....        6.08         .39        4.41            .99              6.29            .39         4.47
                                      --------     -------     -------         ------        ----------     ----------     --------
   Total from investment
      operations..................        5.86         .24        4.29            .89              6.25            .39         4.47
                                      --------     -------     -------         ------        ----------     ----------     --------
Less distributions
   Distributions from net realized
      gains.......................        (.54)      (1.31)         --             --              (.54)         (1.31)          --
                                      --------     -------     -------         ------        ----------     ----------     --------
Net asset value, end of period....    $  19.43     $ 14.11     $ 15.18        $ 10.89        $    20.24     $    14.53     $  15.45
                                      --------     -------     -------         ------        ----------     ----------     --------
                                      --------     -------     -------         ------        ----------     ----------     --------
TOTAL RETURN(b)...................       42.51%       2.21%      39.39%          8.90%            43.94%          3.22%       40.71%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...    $141,770     $45,126     $25,134        $15,281        $1,893,457     $1,021,903     $609,869
Average net assets (000)..........    $ 98,033     $35,337     $18,248        $12,550        $1,596,809     $  810,296     $455,684
Ratios to average net assets:
   Expenses, including
      distribution fees...........        1.80%       1.83%       1.84%          1.98%(d)           .80%           .83%         .84%
   Expenses, excluding
      distribution fees...........         .80%        .83%        .84%           .98%(d)           .80%           .83%         .84%
   Net investment income (loss)...       (1.20)%     (1.01)%     (1.00)%        (1.12)%(d)         (.19)%         (.01)%         --

                                      April 15,
                                       1996(a)
                                       Through
                                    September 30,
                                        1996
                                    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period.........................    $   10.32
                                    -------------
Income from investment operations
Net investment income (loss)(c)...         (.02)
Net realized and unrealized gain
   on investment transactions.....          .68
                                    -------------
   Total from investment
      operations..................          .66
                                    -------------
Less distributions
   Distributions from net realized
      gains.......................           --
                                    -------------
Net asset value, end of period....    $   10.98
                                    -------------
                                    -------------
TOTAL RETURN(b)...................         6.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...    $ 362,416
Average net assets (000)..........    $  26,829
Ratios to average net assets:
   Expenses, including
      distribution fees...........          .98%(d)
   Expenses, excluding
      distribution fees...........          .98%(d)
   Net investment income (loss)...         (.12)%(d)

---------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Calculated based upon weighted average shares outstanding during the period.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Report of Independent Accountants     PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The Prudential Investment Portfolios, Inc.--Prudential Jennison Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Prudential Jennison Growth Fund (the 'Fund', one of the portfolios constituting The Prudential Investment Portfolios, Inc.) at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the period ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 4, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999
--------------------------------------------------------------------------------
                                       13

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Tax Information (Unaudited)          PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (September 30, 1999) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year end. Accordingly, we are advising you that during the fiscal year, the Series paid distributions for Class A, B, C and Z shares totaling $0.54 per share of long-term capital gains which is taxable as such. The Series utilized redemptions as distributions in the amount of $.115 of long-term capital gains for each class of shares. Furthermore, we wish to advise you that your dividend received deduction is zero.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------
                                       14

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Comparing a $10,000 Investment
Prudential Jennison Growth Fund vs. the S&P 500 Index

Class A
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception               21.81%
One Year                      36.40%

Without Sales Load
Since Inception               23.42%
One Year                      43.58%

Class B
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception               22.22%
One Year                      37.51%

Without Sales Load
Since Inception               22.50%
One Year                      42.51%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs compare a $10,000 investment in the Prudential Jennison Growth Fund (Class A, B, C, and Z shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the account values at the commencement of operations of each share class, and at the end of the fiscal year (September 30), as measured on a quarterly basis, beginning in 1995 for Class A, B, and C shares, and in 1992 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares;
(b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on September 30, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

Class C
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception        22.19%
One Year               40.09%

Without Sales Load
Since Inception        22.50%
One Year               42.51%

Class Z
(GRAPH)

Average Annual Total Returns
Since Inception        21.53%
Five Years             26.05%
One Year               43.94%


The S&P 500 Index is a market-weighted unmanaged index of 500 stocks of large U.S. companies that gives a broad look at how stock prices have performed. These returns do not include the effect of any operating expense of a mutual fund. These returns would be lower if they included the effect of operating expenses. The S&P 500 Index is not the only index that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class        NASDAQ          Cusip
  A          PJFAX        74437E107
  B          PJFBX        74437E206
  C          PJFCX        74437E305
  Z          PJFZX        74437E404

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue, New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
21 North Clark Street, Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF168E

(ICON)

Prudential
Jennison
Growth &
Income
Fund

ANNUAL
REPORT

Sept. 30, 1999

(LOGO)

A Message from the Fund's President                      November 18, 1999
(PHOTO)

Dear Shareholder,
Prudential Jennison Growth & Income Fund Class A shares had a 26.00% return for the 12 months ended September 30, 1999--about twice the long-term average for large-cap stocks, about 10 percentage points above its Lipper benchmark (the Multi-Cap Value Average), and only slightly trailing an exceptional 27.80% S&P 500 Index return. The Fund's growth-oriented but price-sensitive strategy had an outstanding 16% gain in the second quarter of 1999 when the markets turned toward a value style, and then held up better than value stocks when market favor swung toward growth again.

The Fund's ability to benefit from both growth and value themes was apparent in the strong contributions to its performance from industrial cyclicals such as paper and equipment manufacturers, value groups, as well as technology firms such as National Semiconductor.

New benchmark peer group
Our benchmark in this report reflects the new categories for mutual funds introduced by Lipper, Inc. in September 1999. Funds now are classified by their actual holdings instead of by their objectives; funds are in either a value, growth, or core peer group. The Prudential Jennison Growth & Income Fund is classified as a multi-cap value fund because its stocks are inexpensive, on average, compared with quantitative measures of their value, such as earnings or book value.

In a predominantly growth-style market, our value classification highlighted the Fund's superior performance over its reporting period, but its return was substantially above average even on the former Lipper Growth & Income benchmark (20.6% for the 12 months ended September 30, 1999).

Sincerely,

John R. Strangfeld
President
The Prudential Investment Portfolios, Inc.

Performance Review
(PHOTO)
Bradley Goldberg
Fund Manager

Investment Goals and Style
The Prudential Jennison Growth & Income Fund invests primarily in stocks of established companies with growth prospects that we believe are largely unrecognized by most investors. We aim for strong total investment returns by combining a focus on earnings growth and attention to relative valuation (the price the market is placing on the entire company compared to that on similar enterprises). This discipline discourages us from paying too much for projected growth or from continuing to hold a stock when the market offers more than a fair price. There can be no assurance that the Fund will reach its investment objective of long-term growth of capital. Income is a secondary objective.

Value among the growth stocks
Jennison Associates focuses its research on companies with above-average earnings growth, but the Prudential Jennison Growth & Income Fund looks for companies that have low valuations relative to the market as well. We like companies where we can understand how a short-term factor has deflected investors' interest in a good, long-term grower; we buy and (normally) wait for growth to resume. Our stocks have tended to be classified as value stocks on the basis of their price/earnings or price-to-book-value ratios. For example, at the beginning of our reporting period we had a defensive focus on cyclical stocks--companies whose fortunes tend to vary with the pace of business activity, such as basic materials (paper, chemicals, steel), retailers, and media companies.

Because of the very narrow market over the past year--market performance was concentrated in a very small number of stocks--we also have been able to find good traditional growth stocks selling at reasonable multiples of their earnings. Shares of National Semiconductor, a stock we purchased late in 1998 at very attractive prices, had previously dropped steeply, in large part, because of the problems of its Cyrix subsidiary (a competitor of Intel). Earlier this year, the company announced it was eliminating this money-losing division, allowing investors to focus on the remaining growth components of the company.

Similarly, in the first quarter of 1999, we thought that International Rectifier, a small manufacturer of power semiconductors, was positioned to grow rapidly, but not for two to three quarters. By being early, we were able to buy the stock inexpensively. Growth occurred sooner than expected, as the company is seeing a dramatic increase in profits--the stock has more than doubled between March 31 and the end of our reporting period. Tandy represents another kind of story we favor. The company was already delivering good earnings growth, but its potential for faster growth was under-appreciated by the market. We bought Tandy early in our reporting period at about 17 to 18 times earnings when similar retailers were selling for about twice the multiple. From its low on December 14, 1998, it rose 272%. We only went along for part of that ride, but it was among the largest contributors to our return nonetheless.

A good year
In addition to our technology stocks, our strong performance was particularly due to our retailers (Limited, in addition to Tandy), media companies (CBS, Tribune, and The New York Times), capital spending (Millipore), paper companies (Smurfit-Stone

Container, Champion International, and Boise Cascade), and financials (Chase Manhattan, J.P. Morgan, and Cigna).

Less successful stories
Some stories haven't worked out yet. We recently purchased Allstate because of its very strong position in personal-lines insurance, but competitive conditions were worse than expected. The stock dropped sharply in September. We believe Allstate is a unique franchise in an industry that is due for a cyclical upturn in its pricing. We added a little to our holdings after the stock fell, and expect to benefit when insurance pricing recovers.

Hilton spun off its gaming properties to better realize the value in its premier luxury hotels. We bought, expecting its share prices to rise in recognition of the higher-quality earnings. However, industry-wide, the growth rate of hotel revenues per room slowed considerably, while gaming did well. Hilton's earnings also will be diluted by its proposed acquisition of Promus Hotel Corp. (Embassy Suites, Hampton Inn, and others). The stock has performed quite poorly and, at the end of our reporting period, was selling for only 11 times our estimates of year 2000 earnings. That is an attractive price even for the lower projected earnings, and we are enthusiastic about its potential.

We sold our shares of Ogden, a conglomerate we thought was working to maximize shareholder value. However, after earnings were lower than expected, both management and its plans changed. In this case, we agreed with the market reaction and bailed out.

Performance at a Glance

Cumulative Total Returns1                                     As of 9/30/99

                                One Year                   Since Inception2
Class A                            26.00%                      48.07%
Class B                            24.98                       44.90
Class C                            24.98                       44.90
Class Z                            26.31                       49.26
Lipper Multi-Cap Value
Fund Average3                      16.38                       45.44

Average Annual Total Returns1                                 As of 9/30/99
                                One Year                   Since Inception2
Class A                            19.70%                      12.51%
Class B                            19.98                       12.85
Class C                            22.73                       13.28
Class Z                            26.31                       14.84

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 11/7/96.

3 Lipper average returns are for all funds in each share class for the one-year and since-inception periods in the Multi-Cap Value Fund category. Multi-Cap Value funds, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 IndexR. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price/earnings, book value, asset value, or other factors. These funds will normally have a below-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average. The Lipper average is unmanaged.

R S&P is a registered trademark of the Standard and Poor's Corporation.
-------------------------------------------------------------------------------
                                   1

Review Cont'd.

Looking Ahead
A more positive view
At the beginning of our reporting period, we were defensive, with a substantial cash position and some short sales. We began to put those assets to work as investors became more optimistic. We were fully invested in time to benefit from the value-stock boom in the second quarter of 1999. However, we became defensive again in the third quarter of the year. The market was unstable and seemed to be turning away from our kind of stocks. At the end of our fiscal year, we again had cash and short positions. However, afterward, the correction became sufficient to leave many attractive stocks on the market, similar to the way it appeared a year earlier. History might not repeat itself, of course, but with a portfolio of well-positioned companies selling at roughly half the price/earnings ratio of the S&P 500 (on Jennison estimates for the year 2000), we are optimistic.

Portfolio Composition
Expressed as a percentage of net assets
as of 9/30/99
Basic Materials              22.1%
Consumer Cyclicals           16.7
Technology                   12.3
Energy                        8.3
Financial Services            7.6
Consumer Staples              6.4
Transportation                4.0
Other                         6.7
Cash Equivalents             15.9

Five Largest Holdings     Expressed as a percentage of net assets as of 9/30/99

Security/Industry            % of Net Assets            Comments
General Motors Corp.             3.4%          Recently announced very strong
Motor Vehicles & Equipment                     results from its core automobile
                                               operations. Majority-owned Hughes
                                               (now representing about half the
                                               value of GM) has been doing well
                                               on DirectTV. We believe there is
                                               a strong likelihood that more of
                                               Hughes will be spun off, focusing
                                               investors on GM's undervaluation.

The New York Times Co.           2.2%          Publisher of The New York Times
Publishing                                     and Boston Globe newspapers, with
                                               important holdings in
                                               broadcasting and e-commerce.
                                               Continues to meet growth
                                               expectations of 10%--15%. Even
                                               after doubling from last fall's
                                               lows, priced at only 20 times
                                               year 2000 earning estimates.

Unocal Corp.                     2.2%          Transformed from domestic
Oil & Gas                                      integrated oil company to
                                               exciting global exploration
                                               company, Unocal is just
                                               beginning to see the fruits of
                                               its aggressive exploration
                                               program. Oil reserves should
                                               increase due to potential
                                               additions in Thailand, Indonesia,
                                               and the Gulf of Mexico. After the
                                               recent decline in the oil group,
                                               we believe the stock is
                                               particularly attractive.

Raytheon Company                 2.0%          Major defense contractor with
Aerospace/Defense                              business lines in electronics,
                                               engineering, and aircraft. After
                                               our reporting period ended,
                                               management reduced earnings
                                               guidance through 2000, blaming
                                               lower defense profit margins and
                                               distractions from earlier
                                               mergers. We continue to hold a
                                               position much smaller than the
                                               period-end number reported here.
                                               We believe the stock is very
                                               inexpensive at current levels,
                                               and we expect a 10% earnings
                                               growth rate going forward.

Manpower, Inc.                   1.9%          Second largest global provider
Human Resources                                of temporary staffing services.
                                               Europe, which provides about two-
                                               thirds of its revenues, is
                                               improving after two poor years.
                                               We believe the company's new
                                               management will revise its
                                               financial and strategic goals.
                                               Although the stock has risen,
                                               we believe it still has
                                               substantial upward potential.

-------------------------------------------------------------------------------
                                   2

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Portfolio of Investments as         PRUDENTIAL JENNISON GROWTH &
of September 30, 1999               INCOME FUND
------------------------------------------------------------

Shares       Description                          Value (Note 1)
-----------------------------------------------------------------
LONG-TERM INVESTMENTS--84.1%
COMMON STOCKS--84.1%
-----------------------------------------------------------------
Aerospace/Defense--3.3%
   57,240    Raytheon Co.                            $  2,776,140
   66,000    The B.F. Goodrich Co.                      1,914,000
                                                     ------------
                                                        4,690,140
------------------------------------------------------------
Airlines--1.7%
   45,000    AMR Corp.                                  2,452,500
------------------------------------------------------------
Aluminum--3.1%
   70,200    Alcan Aluminum Ltd.                        2,193,750
   36,600    Reynolds Metals Co.                        2,209,725
                                                     ------------
                                                        4,403,475
------------------------------------------------------------
Apparel--1.5%
  120,700    Polo Ralph Lauren Corp.(a)                 2,165,056
------------------------------------------------------------
Banking--4.0%
   33,500    Chase Manhattan Corp.                      2,525,062
   49,300    Fleet Financial Group, Inc.                1,805,613
  112,800    Hibernia Corp., Class A                    1,311,300
                                                     ------------
                                                        5,641,975
------------------------------------------------------------
Business Services--3.7%
  105,900    Convergys Corp.(a)                         2,098,144
   51,300    Hertz Corp.                                2,257,200
   40,900    Ryder System, Inc.                           833,338
                                                     ------------
                                                        5,188,682
------------------------------------------------------------
Chemicals--5.0%
   79,000    Cytec Industries, Inc.(a)                  1,896,000
   55,400    Dexter Corp.                               2,067,113
   82,400    IMC Global, Inc.                           1,199,950
  118,000    W.R. Grace & Co.(a)                        1,895,375
                                                     ------------
                                                        7,058,438
Computer Systems/Peripherals--0.7%
   10,300    Hewlett-Packard Co.                     $    947,600
------------------------------------------------------------
Data Processing & Reproduction--0.8%
  134,800    Informix Corp.(a)                          1,069,975
------------------------------------------------------------
Drugs & Health Care--1.8%
   60,700    American Home Products Corp.               2,519,050
------------------------------------------------------------
EDP Software & Services--0.4%
  104,600    Intergraph Corp.(a)                          588,375
------------------------------------------------------------
Foods--1.4%
   26,300    Dole Food Co., Inc.                          499,700
   68,300    SUPERVALU, Inc.                            1,489,794
                                                     ------------
                                                        1,989,494
------------------------------------------------------------
Hotels--2.7%
  158,900    Hilton Hotels Corp.                        1,569,137
   70,700    Promus Hotel Corp.(a)                      2,302,169
                                                     ------------
                                                        3,871,306
------------------------------------------------------------
Human Resources--1.9%
   93,000    Manpower, Inc.                             2,708,625
------------------------------------------------------------
Industrial Technology/Instruments--1.5%
   54,900    Millipore Corp.                            2,062,181
------------------------------------------------------------
Insurance--3.6%
   20,600    CIGNA Corp.                                1,601,650
   64,800    The Allstate Corp.                         1,615,950
   61,000    Travelers Property Casualty Corp.          1,799,500
                                                     ------------
                                                        5,017,100

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Portfolio of Investments as         PRUDENTIAL JENNISON GROWTH &
of September 30, 1999               INCOME FUND
------------------------------------------------------------

Shares       Description                          Value (Note 1)
-----------------------------------------------------------------
Media--3.1%
   54,600    CBS Corp.                               $  2,525,250
   31,904    Chris-Craft Industries, Inc.(a)            1,790,612
                                                     ------------
                                                        4,315,862
------------------------------------------------------------
Motor Vehicles & Equipment--4.1%
   26,800    Dana Corp.                                   994,950
   37,300    General Motors Corp, Class H               2,135,425
   41,400    General Motors Corp.                       2,605,613
                                                     ------------
                                                        5,735,988
------------------------------------------------------------
Oil Services--3.0%
   54,200    McDermott International, Inc.              1,097,550
   83,200    Unocal Corp.                               3,083,600
                                                     ------------
                                                        4,181,150
------------------------------------------------------------
Paper & Forest Products--6.1%
  169,500    Abitibi-Consolidated, Inc.                 2,044,594
   68,600    Boise Cascade Corp.                        2,499,612
   36,600    Champion International Corp.               1,880,325
  104,054    Smurfit-Stone Container Corp.(a)           2,250,168
                                                     ------------
                                                        8,674,699
------------------------------------------------------------
Petroleum--6.1%
   66,900    Anadarko Petroleum Corp.                   2,044,631
   59,000    Burlington Resources, Inc.                 2,168,250
   89,600    Tosco Corp.                                2,262,400
   73,400    USX - Marathon Group                       2,146,950
                                                     ------------
                                                        8,622,231
------------------------------------------------------------
Pharmaceuticals--1.3%
   60,900    Vertex Pharmaceuticals, Inc.(a)            1,891,706
------------------------------------------------------------
Photography/Image Technology--0.8%
   42,900    Polaroid Corp.                             1,115,400
Publishing--3.6%
   83,300    New York Times Co., Class A             $  3,123,750
   38,900    Tribune Co.                                1,935,275
                                                     ------------
                                                        5,059,025
------------------------------------------------------------
Retail--5.5%
   84,100    AutoZone, Inc.(a)                          2,360,056
  101,900    Boise Cascade Office Products
                Corp.(a)                                1,108,163
  209,100    Kmart Corp.(a)                             2,443,856
   48,609    The Limited, Inc.                          1,859,294
                                                     ------------
                                                        7,771,369
------------------------------------------------------------
Semiconductors--2.9%
  121,200    International Rectifier Corp.(a)           1,848,300
   71,500    National Semiconductor Corp.(a)            2,180,750
                                                     ------------
                                                        4,029,050
------------------------------------------------------------
Specialty Chemicals--3.2%
  173,026    CK Witco Corp.                             2,519,691
  112,400    Engelhard Corp.                            2,044,275
                                                     ------------
                                                        4,563,966
------------------------------------------------------------
Steel & Metals--3.8%
   32,800    AK Steel Holding Corp.                       598,600
   51,700    Nucor Corp.                                2,462,213
   90,200    USX-U.S. Steel Group                       2,322,650
                                                     ------------
                                                        5,383,463
------------------------------------------------------------
Telecommunications--1.8%
  149,900    Loral Space & Communications Ltd.(a)       2,576,406
------------------------------------------------------------
Transportation--1.7%
   54,100    Airborne Freight Corp.                     1,139,481
   33,100    CNF Transportation, Inc.                   1,232,975
                                                     ------------
                                                        2,372,456
                                                     ------------
             Total long-term investments
                (cost $110,807,284)                   118,666,743
                                                     ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Portfolio of Investments as         PRUDENTIAL JENNISON GROWTH &
of September 30, 1999               INCOME FUND
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)      Description                 Value (Note 1)
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS--15.9%
---------------------------------------------------
COMMERCIAL PAPER--9.1%
P-1           $6,855    American Express Co.,
                        5.57%, 10/1/99               $    6,855,000
P-1            6,000    Chevron USA, Inc.,
                        5.30%, 10/1/99                    6,000,000
                                                     --------------
                        Total commercial paper
                        (cost $12,855,000)               12,855,000
U.S. GOVERNMENT SECURITIES--6.8%
               9,615(b) United States Treasury
                        Bills,
                        4.77%, 11/12/99
                        (cost $9,564,202)                 9,555,413
                                                     --------------
                        Total short-term
                        investments
                        (cost $22,419,202)               22,410,413
                                                     --------------
                        Total investments before
                        short sales--100.0%
                        (cost $133,226,486; Note 4)     141,077,156
                                                     --------------

Shares       Description                          Value (Note 1)
-----------------------------------------------------------------
COMMON STOCKS SOLD SHORT(a)--(6.4%)
-----------------------------------------------------------------
Aerospace/Defense--(0.4%)
  (9,700)    United Technologies Corp.               $   (575,331)
-----------------------------------------------------------------
Beverages--(1.1%)
 (31,600)    Coca-Cola Co.                             (1,518,775)
-----------------------------------------------------------------
Cosmetics/Toiletries--(0.6%)
 (26,400)    The Gillette Co.                            (895,950)
-----------------------------------------------------------------
Financial Services--(2.4%)
  (9,200)    Federal National Mortgage Assoc.            (576,725)
 (23,100)    Nasdaq-100 Shares Trust                   (2,780,662)
                                                     ------------
                                                       (3,357,387)
-----------------------------------------------------------------
Retail--(1.9%)
 (34,200)    Circuit City Stores-Circuit City
                Group                                  (1,442,813)
 (21,400)    Dayton Hudson Corp.                       (1,285,338)
                                                     ------------
                                                       (2,728,151)
                                                     ------------
             Total common stocks sold short
                (proceeds at cost $9,941,334)          (9,075,594)
                                                     ------------
             Total investments, net of short sales--93.6%
             (cost $123,285,152)                      132,001,562
             Other assets in excess of
                liabilities--6.4%                       9,086,790
                                                     ------------
             Net Assets--100%                        $141,088,352
                                                     ------------
                                                     ------------

---------------
(a) Non-income producing securities.
(b) $9,555,413 of principal amount pledged as collateral for short sales.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                                      PRUDENTIAL JENNISON GROWTH &
Statement of Assets and Liabilities   INCOME FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1999
Investments, at value (cost $133,226,486)...............................................................         $141,077,156
Cash....................................................................................................                  645
Receivables for securities sold short...................................................................            9,941,334
Receivable for investments sold.........................................................................            3,596,014
Receivable for Series shares sold.......................................................................              251,042
Dividends and interest receivable.......................................................................              138,187
Other assets............................................................................................                1,342
                                                                                                              ------------------
   Total assets.........................................................................................          155,005,720
                                                                                                              ------------------
Liabilities
Investments sold short, at value (proceeds $9,941,334)..................................................            9,075,594
Payable for investments purchased.......................................................................            3,420,501
Due to broker for securities sold short.................................................................              947,727
Payable for Series shares reacquired....................................................................              162,134
Accrued expenses........................................................................................              146,357
Distribution fees payable...............................................................................               93,034
Management fee payable..................................................................................               72,021
                                                                                                              ------------------
   Total liabilities....................................................................................           13,917,368
                                                                                                              ------------------
Net Assets..............................................................................................         $141,088,352
                                                                                                              ------------------
                                                                                                              ------------------
Net assets were comprised of:
   Common stock, at par.................................................................................         $     11,102
   Paid-in capital in excess of par.....................................................................          118,323,878
                                                                                                              ------------------
                                                                                                                  118,334,980
   Accumulated net realized gain on investments.........................................................           14,036,962
   Net unrealized appreciation on investments...........................................................            8,716,410
                                                                                                              ------------------
Net assets, September 30, 1999..........................................................................         $141,088,352
                                                                                                              ------------------
                                                                                                              ------------------
Class A:
   Net asset value and redemption price per share
      ($37,157,842 / 2,911,247 shares of common stock issued and outstanding)...........................                $12.76
   Maximum sales charge (5% of offering price)..........................................................                  .67
                                                                                                              ------------------
   Maximum offering price to public.....................................................................                $13.43
                                                                                                              ------------------
                                                                                                              ------------------
Class B:
   Net asset value, offering price and redemption price per share
      ($92,031,782 / 7,255,503 shares of common stock issued and outstanding)...........................                $12.68
                                                                                                              ------------------
                                                                                                              ------------------
Class C:
   Net asset value and redemption price per share
      ($7,635,741 / 601,957 shares of common stock issued and outstanding)..............................                $12.68
   Sales charge (1% of offering price)..................................................................                   .13
                                                                                                              ------------------
   Offering price to public.............................................................................                $12.81
                                                                                                              ------------------
                                                                                                              ------------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($4,262,987 / 332,964 shares of common stock issued and outstanding)..............................                $12.80
                                                                                                              ------------------
                                                                                                              ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL JENNISON GROWTH &
INCOME FUND
Statement of Operations
------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1999
Income
   Dividends (net of foreign withholding
      taxes of $4,304)...................      $  1,844,883
   Interest..............................           767,804
                                            ------------------
      Total income.......................         2,612,687
                                            ------------------
Expenses
   Distribution fee--Class A.............            89,537
   Distribution fee--Class B.............           949,035
   Distribution fee--Class C.............            77,020
   Management fee........................           849,053
   Transfer agent's fees and expenses....           217,000
   Reports to shareholders...............           151,000
   Custodian's fees and expenses.........           110,000
   Registration fees.....................            57,000
   Legal fees and expenses...............            39,000
   Dividends on securities sold short....            27,759
   Audit fees and expenses...............            20,000
   Directors' fees and expenses..........             7,500
   Miscellaneous.........................             6,479
                                            ------------------
      Total expenses.....................         2,600,383
                                            ------------------
Net investment income....................            12,304
                                            ------------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
   Investment transactions...............        16,896,114
   Financial futures transactions........          (255,928)
   Short sales...........................           117,643
                                            ------------------
                                                 16,757,829
                                            ------------------
Net change in unrealized
   appreciation/depreciation on:
   Investments...........................        14,326,911
   Short sales...........................          (798,696)
                                            ------------------
                                                 13,528,215
                                            ------------------
Net gain on investments..................        30,286,044
                                            ------------------
Net Increase in Net Assets Resulting from
Operations...............................      $ 30,298,348
                                            ------------------
                                            ------------------

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL JENNISON GROWTH &
INCOME FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended September 30,
in Net Assets                           1999             1998
Operations
   Net investment income..........  $      12,304    $     908,928
   Net realized gain on investment
      transactions................     16,757,829       10,777,238
   Net change in unrealized
      appreciation/depreciation on
      investments.................     13,528,215      (25,848,538)
                                    -------------    -------------
   Net increase (decrease) in net
      assets resulting from
      operations..................     30,298,348      (14,162,372)
                                    -------------    -------------
Dividends and distributions (Note
   1)
   Dividends from net investment income
      Class A.....................       (153,895)        (350,759)
      Class B.....................        (76,687)        (267,306)
      Class C.....................         (6,448)         (22,287)
      Class Z.....................        (12,628)         (17,381)
                                    -------------    -------------
                                         (249,658)        (657,733)
                                    -------------    -------------
   Distributions from net realized
      capital gains
      Class A.....................     (2,540,009)      (1,652,658)
      Class B.....................     (6,978,474)      (4,349,846)
      Class C.....................       (586,830)        (352,855)
      Class Z.....................       (164,167)         (39,211)
                                    -------------    -------------
                                      (10,269,480)      (6,394,570)
                                    -------------    -------------
Series share transactions (Note 5)
   Net proceeds from shares
      sold........................     39,742,571       49,851,743
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........     10,032,426        6,672,687
   Cost of shares reacquired......    (53,515,736)     (40,383,538)
                                    -------------    -------------
   Net increase (decrease) in net
      assets from Series share
      transactions................     (3,740,739)      16,140,892
                                    -------------    -------------
Total increase (decrease).........     16,038,471       (5,073,783)
Net Assets
Beginning of period...............    125,049,881      130,123,664
                                    -------------    -------------
End of period(a)..................  $ 141,088,352    $ 125,049,881
                                    -------------    -------------
                                    -------------    -------------
---------------
(a) Includes undistributed net
    investment income of..........  $    --          $     290,719
                                    -------------    -------------
                                    -------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                                     PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements        INCOME FUND
--------------------------------------------------------------------------------
Prudential Jennison Growth & Income Fund (the 'Series') is a separately managed series of The Prudential Investment Portfolios, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. Investment operations of the Series commenced on November 7, 1996.

The Series' investment objective is to achieve long-term growth of capital and income, with current income as a secondary objective. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange or NASDAQ (other than options on securities and indices) are valued at the last sales price on such exchange or system on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value, or using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and the Subadviser, able to produce prices which are representative of market value.

Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Board of Directors determines that such valuation does not represent fair value.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis and is net of discount accretion and premium amortization. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in market conditions or prevailing interest rates. Should interest rates move unexpectedly, the
--------------------------------------------------------------------------------

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                                     PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements        INCOME FUND
--------------------------------------------------------------------------------
Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Short Sales: The Series may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Series makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. In addition, the Series may have to make additional subsequent deposits with the broker equal to the change in the market value of the security sold short. The Series may have to pay a fee to borrow the particular security and may be obligated to remit any payments received on such borrowed securities. A gain, limited to the price at which the Series sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $53,365, decrease accumulated net realized gain on investments by $1,364,827 and increase paid-in capital by $1,418,192 due to the Fund treating redemptions as distributions for federal income tax purposes during the year ended September 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objectives and policies.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 1999.

PIMS has advised the Series that it received approximately $72,600 and $15,300 in front-end sales charges resulting from sales of Class A and C shares, respectively, during the year ended September 30, 1999. From these fees PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 1999, it received approximately $294,400 and $900 in contingent deferred sales
--------------------------------------------------------------------------------

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                                     PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements        INCOME FUND
--------------------------------------------------------------------------------
charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1999, the Series incurred fees of approximately $187,600 for the services of PMFS. As of September 30, 1999, approximately $15,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the year ended September 30, 1999, Prudential Securities Incorporated ('PSI'), which is an indirect, wholly owned subsidiary of Prudential, earned approximately $43,100 in brokerage commissions from portfolio transactions executed on behalf of the Series.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1999 were $142,344,623 and $161,701,363, respectively.

The cost basis of the investments for federal income tax purposes at September 30, 1999 was $134,317,080 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $6,760,076 (gross unrealized appreciation-$15,275,883; gross unrealized depreciation--$8,515,807).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 3 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended September 30, 1999:
Shares sold..........................     923,437   $ 11,737,931
Shares issued in reinvestment of
  dividends and distributions........     226,178      2,592,003
Shares reacquired....................  (1,265,737)   (15,677,893)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................    (116,122)    (1,347,959)
Shares issued upon conversion from
  Class B............................     174,209      2,193,555
                                       ----------   ------------
Net increase in shares outstanding...      58,087   $    845,596
                                       ----------   ------------
                                       ----------   ------------
Year ended September 30, 1998:
Shares sold..........................   1,121,704   $ 13,786,056
Shares issued in reinvestment of
  dividends and distributions........     162,663      1,913,429
Shares reacquired....................  (1,213,010)   (14,774,385)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................      71,357        925,100
Shares issued upon conversion from
  Class B............................      77,566        935,576
                                       ----------   ------------
Net increase in shares outstanding...     148,923   $  1,860,676
                                       ----------   ------------
                                       ----------   ------------

--------------------------------------------------------------------------------

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                                     PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements        INCOME FUND
--------------------------------------------------------------------------------

Class B                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended September 30, 1999:
Shares sold..........................   1,447,677   $ 18,020,614
Shares issued in reinvestment of
  dividends and distributions........     583,173      6,683,169
Shares reacquired....................  (2,334,384)   (28,622,257)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................    (303,534)    (3,918,474)
Shares reacquired upon conversion
  from
  Class A............................    (174,767)    (2,193,555)
                                       ----------   ------------
Net decrease in shares outstanding...    (478,301)  $ (6,112,029)
                                       ----------   ------------
                                       ----------   ------------
Year ended September 30, 1998:
Shares sold..........................   2,383,930   $ 29,462,184
Shares issued in reinvestment of
  dividends and distributions........     369,244      4,332,243
Shares reacquired....................  (1,750,224)   (21,297,211)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................   1,002,950     12,497,216
Shares reacquired upon conversion
  from
  Class A............................     (77,755)      (935,576)
                                       ----------   ------------
Net increase in shares outstanding...     925,195   $ 11,561,640
                                       ----------   ------------
                                       ----------   ------------
Class C
-------------------------------------
Year ended September 30, 1999:
Shares sold..........................     199,958   $  2,519,215
Shares issued in reinvestment of
  dividends and distributions........      51,069        585,254
Shares reacquired....................    (299,144)    (3,644,790)
                                       ----------   ------------
Net decrease in shares outstanding...     (48,117)  $   (540,321)
                                       ----------   ------------
                                       ----------   ------------
Year ended September 30, 1998:
Shares sold..........................     217,879   $  2,701,940
Shares issued in reinvestment of
  dividends and distributions........      31,625        371,055
Shares reacquired....................    (152,419)    (1,873,645)
                                       ----------   ------------
Net increase in shares outstanding...      97,085   $  1,199,350
                                       ----------   ------------
                                       ----------   ------------
Class Z                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended September 30, 1999:
Shares sold..........................     570,577   $  7,464,811
Shares issued in reinvestment of
  dividends
  and distributions..................      14,995        172,000
Shares reacquired....................    (419,436)    (5,570,796)
                                       ----------   ------------
Net increase in shares outstanding...     166,136   $  2,066,015
                                       ----------   ------------
                                       ----------   ------------
Year ended September 30, 1998:
Shares sold..........................     309,216   $  3,901,563
Shares issued in reinvestment of
  dividends
  and distributions..................       4,713         55,960
Shares reacquired....................    (194,189)    (2,438,297)
                                       ----------   ------------
Net increase in shares outstanding...     119,740   $  1,519,226
                                       ----------   ------------
                                       ----------   ------------

--------------------------------------------------------------------------------
                                       11

                                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                                   PRUDENTIAL JENNISON GROWTH &
Financial Highlights               INCOME FUND
--------------------------------------------------------------------------------

                                                                          Class A                                 Class B
                                                  --------------------------------------------------------     -------------
                                                                                          November 7,
                                                                                            1996(a)             Year Ended
                                                     Year Ended September 30,               Through            September 30,
                                                  -------------------------------        September 30,         -------------
                                                      1999              1998                  1997                 1999
                                                  -------------     -------------     --------------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........       $ 10.98           $ 12.89              $  10.00              $ 10.96
                                                      ------            ------                ------               ------
Income from investment operations
Net investment income.........................           .07               .15                   .09                 (.03)
Net realized and unrealized gain (loss) on
   investment transactions....................          2.68             (1.32)                 2.87                 2.67
                                                      ------            ------                ------               ------
   Total from investment operations...........          2.75             (1.17)                 2.96                 2.64
                                                      ------            ------                ------               ------
Less distributions
Dividends from net investment income..........          (.06)             (.12)                 (.07)                (.01)
Distributions from net realized gains.........          (.91)             (.62)                   --                 (.91)
                                                      ------            ------                ------               ------
   Total distributions........................          (.97)             (.74)                 (.07)                (.92)
                                                      ------            ------                ------               ------
Net asset value, end of period................       $ 12.76           $ 10.98              $  12.89              $ 12.68
                                                      ------            ------                ------               ------
                                                      ------            ------                ------               ------
TOTAL RETURN(c)...............................         26.00%            (9.40)%               29.72%               24.98%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............       $37,158           $31,339              $ 34,846              $92,032
Average net assets (000)......................       $35,815           $35,145              $ 27,008              $94,904
Ratios to average net assets:
   Expenses, including distribution fees......          1.30%             1.31%                 1.58%(b)             2.05%
   Expenses, excluding distribution fees......          1.05%             1.06%                 1.33%(b)             1.05%
   Net investment income......................           .54%             1.20%                  .90%(b)             (.20)%
Portfolio turnover rate.......................           111%               99%                   55%                 111%
                                                                   November 7,
                                                                     1996(a)
                                                                     Through
                                                                  September 30,
                                                    1998              1997
                                                -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........     $ 12.86           $ 10.00
                                                    ------            ------
Income from investment operations
Net investment income.........................         .06               .02
Net realized and unrealized gain (loss) on
   investment transactions....................       (1.31)             2.86
                                                    ------            ------
   Total from investment operations...........       (1.25)             2.88
                                                    ------            ------
Less distributions
Dividends from net investment income..........        (.03)             (.02)
Distributions from net realized gains.........        (.62)               --
                                                    ------            ------
   Total distributions........................        (.65)             (.02)
                                                    ------            ------
Net asset value, end of period................     $ 10.96           $ 12.86
                                                    ------            ------
                                                    ------            ------
TOTAL RETURN(c)...............................      (10.01)%           28.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............     $84,751           $87,558
Average net assets (000)......................     $93,465           $62,575
Ratios to average net assets:
   Expenses, including distribution fees......        2.06%             2.33%(b)
   Expenses, excluding distribution fees......        1.06%             1.33%(b)
   Net investment income......................         .46%              .15%(b)
Portfolio turnover rate.......................          99%               55%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                                      PRUDENTIAL JENNISON GROWTH &
Financial Highlights                  INCOME FUND
--------------------------------------------------------------------------------

                                                                          Class C                                 Class Z
                                                  --------------------------------------------------------     -------------
                                                                                          November 7,
                                                                                            1996(a)             Year Ended
                                                     Year Ended September 30,               Through            September 30,
                                                  -------------------------------        September 30,         -------------
                                                      1999              1998                  1997                 1999
                                                  -------------     -------------     --------------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........       $ 10.96           $ 12.86               $10.00               $ 11.00
                                                       -----             -----                -----                 -----
Income from investment operations
Net investment income.........................          (.02)              .06                  .02                   .09
Net realized and unrealized gain (loss) on
   investment transactions....................          2.66             (1.31)                2.86                  2.69
                                                       -----             -----                -----                 -----
   Total from investment operations...........          2.64             (1.25)                2.88                  2.78
                                                       -----             -----                -----                 -----
Less distributions
Dividends from net investment income..........          (.01)             (.03)                (.02)                 (.07)
Distributions from net realized gains.........          (.91)             (.62)                  --                  (.91)
                                                       -----             -----                -----                 -----
   Total distributions........................          (.92)             (.65)                (.02)                 (.98)
                                                       -----             -----                -----                 -----
Net asset value, end of period................       $ 12.68           $ 10.96               $12.86               $ 12.80
                                                       -----             -----                -----                 -----
                                                       -----             -----                -----                 -----
TOTAL RETURN(c)...............................         24.98%           (10.01)%              28.83%                26.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............       $ 7,636           $ 7,124               $7,111               $ 4,263
Average net assets (000)......................       $ 7,702           $ 7,734               $5,631               $ 3,088
Ratios to average net assets:
   Expenses, including distribution fees......          2.05%             2.06%                2.33%(b)              1.05%
   Expenses, excluding distribution fees......          1.05%             1.06%                1.33%(b)              1.05%
   Net investment income......................          (.19)%             .46%                 .15%(b)               .76%
Portfolio turnover rate.......................           111%               99%                  55%                  111%
                                                                   November 7,
                                                                     1996(a)
                                                                     Through
                                                                  September 30,
                                                    1998              1997
                                                -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........     $ 12.93           $ 10.00
                                                     -----             -----
Income from investment operations
Net investment income.........................         .17               .10
Net realized and unrealized gain (loss) on
   investment transactions....................       (1.33)             2.92
                                                     -----             -----
   Total from investment operations...........       (1.16)             3.02
                                                     -----             -----
Less distributions
Dividends from net investment income..........        (.15)             (.09)
Distributions from net realized gains.........        (.62)               --
                                                     -----             -----
   Total distributions........................        (.77)             (.09)
                                                     -----             -----
Net asset value, end of period................     $ 11.00           $ 12.93
                                                     -----             -----
                                                     -----             -----
TOTAL RETURN(c)...............................       (9.31)%           30.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............     $ 1,836           $   609
Average net assets (000)......................     $ 1,374           $   227
Ratios to average net assets:
   Expenses, including distribution fees......        1.06%             1.33%(b)
   Expenses, excluding distribution fees......        1.06%             1.33%(b)
   Net investment income......................        1.54%             1.15%(b)
Portfolio turnover rate.......................          99%               55%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                                      PRUDENTIAL JENNISON GROWTH &
Report of Independent Accountants     INCOME FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The Prudential Investment Portfolios, Inc.--
Prudential Jennison Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Prudential Jennison Growth & Income Fund (the 'Fund', one of the portfolios constituting The Prudential Investment Portfolios, Inc.) at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 7, 1996 (commencement of operations) through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999
--------------------------------------------------------------------------------
                                       14

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                                     PRUDENTIAL JENNISON GROWTH &
Tax Information                      INCOME FUND
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (September 30, 1999) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal period ended September 30, 1999, the Series paid an ordinary distribution for Class A, Class B, Class C and Class Z shares of $.055 per share, $.01 per share, $.01 per share, $.07 per share, respectively, which is taxable as ordinary income. In addition, the Series paid to Class A, B, C and Z shares a short-term capital gain distribution of $.017 and a long-term capital gain distribution of $.893 which is taxable as such. The Fund utilized redemptions as distributions in the amount of $.001, $.018 and $.099 of ordinary income, short-term capital gains and long-term capital gains, respectively, for each class of shares.

We also wish to advise you that 45.36% of the dividends paid from ordinary income in the fiscal year ended September 30, 1999 qualified for the corporate dividends received deduction available to corporate taxpayers.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 8.62% of the dividends paid from ordinary income in the fiscal year ended September 30, 1999, qualify for each of these states' tax exclusion.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------
                                       15

Comparing a $10,000 Investment
Prudential Jennison Growth & Income Fund vs. the S&P 500 Index

Class A
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception            12.51%
One Year                   19.70%

Without Sales Load
Since Inception            14.53%
One Year                   26.00%

Class B
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception            12.85%
One Year                   19.98%

Without Sales Load
Since Inception            13.67%
One Year                   24.98%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs compare a $10,000 investment in the Prudential Jennison Growth & Income Fund (Class A, B, C, and Z shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the account values at the commencement of operations of each share class, and at the end of the fiscal year (September 30), as measured on a quarterly basis, beginning in 1996 for Class A, B, C, and Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on September 30, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

Class C
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception            13.28%
One Year                   22.73%

Without Sales Load
Since Inception            13.67%
One Year                   24.98%

Class Z
(GRAPH)

Average Annual Total Returns
Since Inception            14.84%
One Year                   26.31%

The S&P 500 Index is a market-weighted unmanaged index of 500 stocks of large U.S. companies that gives a broad look at how stock prices have performed. These returns do not include the effect of any operating expense of a mutual fund. These returns would be lower if they included the effect of operating expenses. The S&P 500 Index is not the only index that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class       NASDAQ         Cusip
  A         PJIAX        74437E503
  B         PJIBX        74437E602
  C          --          74437E701
  Z          --          74437E800

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue, New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street, Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF172E